UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No. ___)

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Filed by a party other than the Registrant	☐

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☒	Preliminary Proxy Statement

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☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Under Section 240.14a-12

BIOTECH ACQUISITION COMPANY

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☐	Fee paid previously with preliminary materials.

☐	Fee computed on table exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

PRELIMINARY PROXY STATEMENT

SUBJECT TO COMPLETION DATED DECEMBER 21, 2022

BIOTECH ACQUISITION COMPANY

545 West 25th Street, 20th Floor

New York, NY 10001

NOTICE OF EXTRAORDINARY GENERAL MEETING OF SHAREHOLDERS

TO BE HELD ON [●], 2023

TO THE SHAREHOLDERS OF BIOTECH ACQUISITION COMPANY:

You are cordially invited to attend the extraordinary general meeting, which we refer to as the “Special Meeting”, of shareholders of Biotech Acquisition Company, which we refer to as “we”, “us”, “our” or the “Company”, to be held at [●] Eastern Time on [●], 2023.

The Special Meeting will be a virtual meeting of shareholders, which will be conducted via live webcast. You will be able to attend the Special Meeting online, vote and submit your questions during the Special Meeting by visiting https://www.cstproxy.com/[●].

Even if you are planning on attending the Special Meeting online, please promptly submit your proxy vote by telephone, or, if you received a printed form of proxy in the mail, by completing, dating, signing and returning the enclosed proxy, so your shares will be represented at the Special Meeting. Instructions on voting your shares are on the proxy materials you received for the Special Meeting. Even if you plan to attend the Special Meeting online, it is strongly recommended you complete and return your proxy card before the Special Meeting date, to ensure that your shares will be represented at the Special Meeting if you are unable to attend.

The accompanying Notice of Extraordinary General Meeting and proxy statement, which we refer to as the “Proxy Statement”, is dated [●], 2022, and is first being mailed to shareholders of the Company on or about [●], 2022. The sole purpose of the Special Meeting is to consider and vote upon the following proposals:

●	a special resolution to amend the Company’s Amended and Restated Memorandum and Articles of Association, (the “charter”), in the form set forth in Annex A to the accompanying Proxy Statement (the “Extension Amendment”) to extend the date by which the Company must (i) consummate a merger, share exchange, asset acquisition, share purchase, recapitalization, reorganization or similar business combination with one or more businesses, which we refer to as a “Business Combination”, (ii) cease its operations except for the purpose of winding up if it fails to complete such Business Combination, and (iii) redeem 100% of the Company’s ordinary shares included as part of the units sold in the Company’s initial public offering that was consummated on January 27, 2021, which we refer to as the “IPO”, from January 27, 2023 to October 27, 2023 or such earlier date as determined by the Board (the “Extension”), and such later date, the “Extended Date” (the “Extension Amendment Proposal”); and

●	an ordinary resolution to approve the adjournment of the Special Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes for the approval of the Extension Amendment Proposal (the “Adjournment Proposal”).

The Adjournment Proposal will only be presented at the Special Meeting if there are not sufficient votes to approve the Extension Amendment Proposal.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE EXTENSION AMENDMENT PROPOSAL, AND “FOR” THE ADJOURNMENT PROPOSAL.

No other business may be transacted at the Special Meeting.

Each of the Extension Amendment Proposal and the Adjournment Proposal is more fully described in the accompanying Proxy Statement.

On December 20, 2023, we entered into an agreement (the “Transfer Agreement”) with the holders of the 5,750,000 Class B ordinary shares issued by us prior to the IPO (such shares being referred to as the “Founder Shares” and the holders of the Founder Shares (including the transferees described herein) being referred to as the “Sponsor”) and IREEM LLC (the “Investor”) pursuant to which the Sponsor agreed to transfer, subject to approval of the Extension Amendment, to the Investor 5,455,000 of the Founder Shares held by them, the 6,000,000 Private Placement Warrants and a promissory note in a principal amount of $470,000 issued by the SPAC (such transfer, the “Transfer”). Our directors also (i) appointed Laxmi Prasad Palaypu, Karl Adam Schoene, Mark Zorko, Elizabeth Ann Levy-Navarro and Gerald P. O’Connor as members of our board of directors (the “Board”) and Laxmi Prasad Palaypu and Jon Paul as Chief Executive Officer and Chief Financial Officer, respectively (such new officers and directors collectively referred to herein as the “New Management”) and (ii) tendered their resignations, in each case subject to and to be effective upon approval of the Extension Amendment, expiration of the 10-day waiting period from the date of mailing of this proxy statement/information statement to shareholders of record on the record date (such period of time being referred to herein as the “Waiting Period”) and effectiveness of the Transfer in accordance with the terms of the Transfer Agreement. Accordingly, the purpose of the Extension Amendment is to allow the Company more time to complete a Business Combination and to better reflect the Company’s New Management and current search for a Business Combination target.

In connection with the Extension Amendment Proposal, public shareholders may elect to redeem their public shares for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account (the “Trust Account”), including interest not previously released to the Company to pay its taxes, divided by the number of then outstanding ordinary shares issued in our IPO, which shares we refer to as the “public shares”, and which election we refer to as the “Election”, regardless of whether such public shareholders vote on the Extension Amendment Proposal. If the Extension Amendment Proposal is approved by the requisite vote of shareholders and the Extension is implemented, the remaining holders of public shares will retain their right to redeem their public shares when a Business Combination is submitted to the shareholders, subject to any limitations set forth in our charter as amended by the Extension Amendment. In addition, public shareholders who do not make the Election would be entitled to have their public shares redeemed for cash if the Company has not completed a Business Combination by the Extended Date.

To exercise your redemption rights, you must demand that the Company redeem your public shares for a pro rata portion of the funds held in the Trust Account, and tender your shares to the Company’s transfer agent at least two business days prior to the Special Meeting (or [●], 2023). You may tender your shares by either delivering your share certificate to the transfer agent or by delivering your shares electronically using the Depository Trust Company’s DWAC (Deposit/Withdrawal At Custodian) system. If you hold your shares in street name, you will need to instruct your bank, broker or other nominee to withdraw the shares from your account in order to exercise your redemption rights.

If the Extension Amendment is approved and the Extension is implemented, the Investor has informed us that it (or its designees) intends to contribute to us loans (the “Loans”) of the lesser of (x) $[●] or (y) $[●] for each public share that is not redeemed (such amount, the “Monthly Amount”) for each calendar month (commencing on January 28, 2023 and ending on the 27th day of each subsequent month), or portion thereof, that is needed by the Company to complete an initial Business Combination until October 27, 2023. Accordingly, the amount deposited per share will depend on the number of public shares that remain outstanding after redemptions in connection with the Extension and the length of the extension period that will be needed to complete an initial Business Combination. If more than [●] public shares remain outstanding after redemptions in connection with the Extension, then the amount paid per share will be reduced proportionately. For example, if we complete an initial Business Combination on October 27, 2023, which would represent nine calendar months, no public shares are redeemed and all of our public shares remain outstanding in connection with the Extension, then the aggregate amount deposited per share will be approximately $[●] per share, with the aggregate maximum contribution to the Trust Account being $[●]. However, if [●] public shares are redeemed and [●] of our public shares remain outstanding after redemptions in connection with the Extension, then the amount deposited per share for such nine-month period will be approximately $[●] per share.

Assuming the Extension Proposal is approved and implemented, the initial Monthly Amount will be deposited in the Trust Account on or about January 27, 2023. Each additional Monthly Amount will be deposited in the Trust Account within seven calendar days from the 28th of such calendar month (or portion thereof). The Loans are conditioned upon the implementation of the Extension.

Based upon the current amount in the Trust Account, the Company anticipates that the per-share price at which public shares will be redeemed from cash held in the Trust Account will be approximately $[●] at the time of the Special Meeting. The closing price of the Company’s ordinary shares on [●], 2023 was $[●]. The Company cannot assure shareholders that they will be able to sell their ordinary shares of the Company in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its securities when such shareholders wish to sell their shares.

The Adjournment Proposal, if adopted, will allow our Board to adjourn the Special Meeting to a later date or dates to permit further solicitation of proxies. The Adjournment Proposal will only be presented to our shareholders in the event that there are insufficient votes for the approval of the Extension Amendment Proposal.

If the Extension Amendment Proposal is not approved and we do not consummate a Business Combination by January 27, 2023, in accordance with our charter, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the trust fund not previously released to the Company to pay its tax obligations and less up to $100,000 of dissolution expenses (which interest shall be net of taxes payable), divided by the number of then outstanding public shares, which redemption will completely extinguish public members’ rights as members (including the right to receive further liquidation distributions, if any), and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining members and its Board, liquidate and dissolve, subject in each case, to its obligations under Cayman Islands law to provide for claims of creditors and in all cases subject to the other requirements of applicable law. There will be no distribution from the Trust Account with respect to our warrants, which will expire worthless in the event of our winding up. In the event of a liquidation, the Sponsor and our officers and directors will not receive any monies held in the Trust Account as a result of their ownership of 5,750,000 ordinary shares that were originally issued prior to our IPO or the 6,000,000 private placement warrants, which we refer to as the “Private Placement Warrants”, that were originally issued in a private placement which occurred simultaneously with the completion of the IPO.

The Extension Amendment Proposal must be approved by a special resolution under Cayman Islands law, which requires the affirmative vote of a at least two-thirds of the shareholders entitled to vote who attend and vote at a general meeting of the Company.

The Adjournment Proposal must be approved by an ordinary resolution under Cayman Islands law, which requires the affirmative vote of a majority of the shareholders who attend and vote at a general meeting of the Company.

Our Board has fixed the close of business on December 23, 2022 as the date for determining the Company shareholders entitled to receive notice of and vote at the Special Meeting and any adjournment thereof. Only holders of record of the Company’s ordinary shares on that date are entitled to have their votes counted at the Special Meeting or any adjournment thereof.

You are not being asked to vote on a Business Combination at this time. If the Extension is implemented and you do not elect to redeem your public shares, provided that you are a shareholder on the record date for a meeting to consider a Business Combination in the future, you will retain the right to vote on a Business Combination if and when it is submitted to shareholders and the right to redeem your public shares for cash in the event a Business Combination is approved and completed or we have not consummated a Business Combination by the Extended Date.

After careful consideration of all relevant factors, the Board has determined that the Extension Amendment Proposal and, if presented, the Adjournment Proposal are advisable and recommends that you vote or give instruction to vote “FOR” such proposals.

Enclosed is the Proxy Statement containing detailed information concerning the Extension Amendment Proposal, the Adjournment Proposal, the New Management and the Special Meeting. Whether or not you plan to attend the Special Meeting, we urge you to read this material carefully and vote your shares.

[●], 2022	By Order of the Board of Directors

Michael Shleifer
Chief Executive Officer

Your vote is important. If you are a shareholder of record, please sign, date and return your proxy card as soon as possible to make sure that your shares are represented at the Special Meeting. If you are a shareholder of record, you may also cast your vote online at the Special Meeting. If your shares are held in an account at a brokerage firm or bank, you must instruct your broker or bank how to vote your shares, or you may cast your vote online at the Special Meeting by obtaining a proxy from your brokerage firm or bank. Your failure to vote or instruct your broker or bank how to vote will have the same effect as voting “AGAINST” the Extension Amendment Proposal, and an abstention will have the same effect as voting “AGAINST” the Extension Amendment Proposal.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Shareholders to be held on [●], 2023: This notice of meeting and the accompanying Proxy Statement are available at https://www.cstproxy.com/[●].

BIOTECH ACQUISITION COMPANY

545 West 25th Street, 20th Floor

New York, NY 10001

NOTICE OF EXTRAORDINARY GENERAL MEETING

TO BE HELD ON [●], 2023

PROXY STATEMENT

The extraordinary general meeting, which we refer to as the “Special Meeting”, of shareholders of Biotech Acquisition Company, which we refer to as the “we”, “us”, “our” or the “Company”, will be held at [●] Eastern Time on [●], 2023. You will be able to attend virtually to vote your shares, and submit questions during the Special Meeting via a live webcast available at https://www.cstproxy.com/[●]. For the purposes of Cayman Islands law and the Amended and Restated Memorandum and Articles of Association of the Company, the Special Meeting may also be attended in person at 545 West 25th Street, 20th Floor, New York, NY 10001. The Special Meeting will be held for the sole purpose of considering and voting upon the following proposals:

●	a special resolution to amend the Company’s Amended and Restated Memorandum and Articles of Association, (the “charter”), in the form set forth in Annex A to the accompanying Proxy Statement (the “Extension Amendment”) to extend the date by which the Company must (i) consummate a merger, share exchange, asset acquisition, share purchase, recapitalization, reorganization or similar business combination with one or more businesses, which we refer to as a “Business Combination”, (ii) cease its operations except for the purpose of winding up if it fails to complete such Business Combination, and (iii) redeem 100% of the Company’s ordinary shares included as part of the units sold in the Company’s initial public offering that was consummated on January 27, 2021, which we refer to as the “IPO”, from January 27, 2023 to October 27, 2023 or such earlier date as determined by the Board (the “Extension”), and such later date, the “Extended Date” (the “Extension Amendment Proposal”); and

●	an ordinary resolution to approve the adjournment of the Special Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes for the approval of the Extension Amendment Proposal (the “Adjournment Proposal”).

The Adjournment Proposal will only be presented at the Special Meeting if there are not sufficient votes to approve the Extension Amendment Proposal.

No other business may be transacted at the Special Meeting.

The Extension Amendment Proposal is essential to the overall implementation of the plan of the board of directors, which we refer to as the “Board”, to extend the date by which the Company has to complete an initial Business Combination. The purpose of the Extension Amendment is to allow the Company more time to complete a Business Combination.

On December 21, 2023, we entered into an agreement (the “Transfer Agreement”) with the holders of the 5,750,000 Class B ordinary shares issued by us prior to the IPO (such shares being referred to as the “Founder Shares” and the holders of the Founder Shares (including the transferees described herein) being referred to as the “Sponsor”) and IREEM LLC (the “Investor”) pursuant to which the Sponsor agreed to transfer, subject to approval of the Extension Amendment, to the Investor 5,455,000 of the Founder Shares held by them, the 6,000,000 Private Placement Warrants and a promissory note in a principal amount of $470,000 issued by the SPAC (such transfer, the “Transfer”). Our directors also (i) appointed Laxmi Prasad Palaypu, Karl Adam Schoene, Mark Zorko, Elizabeth Ann Levy-Navarro and Gerald P. O’Connor as members of our board of directors (the “Board”) and Laxmi Prasad Palaypu and Jon Paul as Chief Executive Officer and Chief Financial Officer, respectively (such new officers and directors collectively referred to herein as the “New Management”) and (ii) tendered their resignations, in each case subject to and to be effective upon approval of the Extension Amendment, expiration of the 10-day waiting period from the date of mailing of this proxy statement/information statement to shareholders of record on the record date (such period of time being referred to herein as the “Waiting Period”) and effectiveness of the Transfer in accordance with the terms of the Transfer Agreement. Accordingly, the purpose of the Extension Amendment is to allow the Company more time to complete a Business Combination and to better reflect the Company’s New Management and current search for a Business Combination target.

In connection with the Extension Amendment Proposal, public shareholders may elect to redeem their public shares for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account (the “Trust Account”), including interest not previously released to the Company to pay its taxes, divided by the number of then outstanding public shares, which election we refer to as the “Election”, regardless of whether such public shareholders vote on the Extension Amendment Proposal. If the Extension Amendment Proposal is approved by the requisite vote of shareholders and the Extension is implemented, the remaining holders of public shares will retain their right to redeem their public shares if and when a Business Combination is submitted to the shareholders, subject to any limitations set forth in our charter as amended by the Extension Amendment. In addition, public shareholders who do not make the Election would be entitled to have their public shares redeemed for cash if the Company has not completed a Business Combination by the Extended Date. The Sponsor currently owns 5,750,000 ordinary shares, which we refer to as the “Founder Shares”, that were originally issued prior to our IPO and 6,000,000 private placement warrants, which we refer to as the “Private Placement Warrants”, that were originally issued in a private placement which occurred simultaneously with the completion of the IPO.

To exercise your redemption rights, you must demand that the Company redeem your public shares for a pro rata portion of the funds held in the Trust Account, and tender your shares to the Company’s transfer agent at least two business days prior to the Special Meeting (or [●], 2023). You may tender your shares by either delivering your share certificate to the transfer agent or by delivering your shares electronically using the Depository Trust Company’s DWAC (Deposit/Withdrawal At Custodian) system. If you hold your shares in street name, you will need to instruct your bank, broker or other nominee to withdraw the shares from your account in order to exercise your redemption rights.

The withdrawal of funds from the Trust Account in connection with the Election will reduce the amount held in the Trust Account following the Election. In such event, the Company may need to obtain additional funds to complete a Business Combination, and there can be no assurance that such funds will be available on terms acceptable to the parties or at all.

The Adjournment Proposal, if adopted, will allow our Board to adjourn the Special Meeting to a later date or dates to permit further solicitation of proxies. The Adjournment Proposal will only be presented to our shareholders in the event that there are insufficient votes for the approval of the Extension Amendment Proposal.

If the Extension Amendment Proposal is not approved and we do not consummate a Business Combination by January 27, 2023, in accordance with our charter, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the trust fund not previously released to the Company to pay its tax obligations and less up to $100,000 of dissolution expenses (which interest shall be net of taxes payable), divided by the number of then outstanding public shares, which redemption will completely extinguish public members’ rights as members (including the right to receive further liquidation distributions, if any), and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining members and its Board, liquidate and dissolve, subject in each case, to its obligations under Cayman Islands law to provide for claims of creditors and the other requirements of applicable law. There will be no distribution from the Trust Account with respect to our warrants, which will expire worthless in the event of our winding up. In the event of a liquidation, the Sponsor and our officers and directors will not receive any monies held in the Trust Account as a result of their ownership of the Founder Shares or the Private Placement Warrants.

The Extension Amendment Proposal must be approved by a special resolution under Cayman Islands law, which requires the affirmative vote of a at least two-thirds of the shareholders entitled to vote who attend and vote at a general meeting of the Company.

The Adjournment Proposal must be approved by an ordinary resolution under Cayman Islands law, which requires the affirmative vote of a majority of the shareholders who attend and vote at a general meeting of the Company.

There will be no distribution from the Trust Account with respect to the Company’s warrants, which will expire worthless in the event of our winding up. In the event of a liquidation, the Sponsor and our officers or directors will not receive any monies held in the Trust Account as a result of their ownership of Founder Shares, which were originally issued prior to our IPO, and 6,000,000 Private Placement Warrants, which were originally issued in a private placement which occurred simultaneously with the completion of the IPO. As a consequence, a liquidating distribution will be made only with respect to the public shares.

If the Company liquidates, the Sponsor has agreed to indemnify us to the extent any claims by a third party for services rendered or products sold to us, or any claims by prospective target businesses with which we have entered into a letter of intent, confidentiality or other similar agreement or a business combination agreement reduce the amount of funds in the Trust Account to below (i) $10.00 per public share or (ii) such lesser amount per public share held in the Trust Account as of the date of the liquidation of the Trust Account due to reductions in the value of the trust assets, in each case net of the interest which may be withdrawn to pay taxes, except as to any claims by a third party who executed a waiver of any and all rights to seek access to our Trust Account and except as to any claims under our indemnity of the underwriters of our IPO against certain liabilities, including liabilities under the Securities Act of 1933, as amended, which we refer to as the “Securities Act”. Moreover, in the event that an executed waiver is deemed to be unenforceable against a third party, the Sponsor will not be responsible to the extent of any liability for such third party claims. We cannot assure you, however, that the Sponsor would be able to satisfy those obligations. Based upon the current amount in the Trust Account, we anticipate that the per-share price at which public shares will be redeemed from cash held in the Trust Account will be approximately $[●]. Nevertheless, the Company cannot assure you that the per share distribution from the Trust Account, if the Company liquidates, will not be less than $[●], plus interest, due to unforeseen claims of creditors.

If the Extension Amendment Proposal is approved, the Company, pursuant to the terms of the investment management trust agreement, dated January 25, 2021, by and between the Company and Continental Stock Transfer & Trust Company (the “Trust Agreement”), will (i) remove from the Trust Account an amount, which we refer to as the “Withdrawal Amount”, equal to the number of public shares properly redeemed multiplied by the per-share price, equal to the aggregate amount then on deposit in the Trust Account, including interest not previously released to the Company to pay its taxes, divided by the number of then outstanding public shares, and (ii) deliver to the holders of such redeemed public shares their portion of the Withdrawal Amount. The remainder of such funds shall remain in the Trust Account and be available for use by the Company to complete a Business Combination on or before the Extended Date. Holders of public shares who do not redeem their public shares now will retain their redemption rights and their ability to vote on a Business Combination through the Extended Date if the Extension Amendment Proposal is approved.

Our Board has fixed the close of business on December 23, 2022 as the date for determining the Company shareholders entitled to receive notice of and vote at the Special Meeting and any adjournment thereof. Only holders of record of the Company’s ordinary shares on that date are entitled to have their votes counted at the Special Meeting or any adjournment thereof. On the record date of the Special Meeting, there were 28,750,000 ordinary shares, consisting of 23,000,000 Class A ordinary shares and 5,750,000 Class B ordinary shares, outstanding. The Company’s warrants do not have voting rights in connection with the Extension Amendment Proposal or the Adjournment Proposal.

This Proxy Statement contains important information about the Special Meeting and the proposals. Please read it carefully and vote your shares.

We will pay for the entire cost of soliciting proxies from our working capital. We have engaged Advantage Proxy, Inc. (“Advantage”) to assist in the solicitation of proxies for the Special Meeting. We have agreed to pay Advantage a fee of $7,500. We will also reimburse Advantage for reasonable out-of-pocket expenses and will indemnify Advantage and its affiliates against certain claims, liabilities, losses, damages and expenses. In addition to these mailed proxy materials, (i) the Investor and its affiliates and (ii) our directors and officers may also solicit proxies in person, by telephone or by other means of communication. These parties will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners. While the payment of these expenses will reduce the cash available to us to consummate a Business Combination if the Extension is approved, we do not expect such payments to have a material effect on our ability to consummate a Business Combination.

This Proxy Statement is dated [●], 2022 and is first being mailed to shareholders on or about [●], 2022.

[●], 2022	By Order of the Board of Directors

Michael Shleifer
Chief Executive Officer

BIOTECH ACQUISITION COMPANY

545 West 25th Street, 20th Floor

New York, NY 10001

INFORMATION STATEMENT PURSUANT TO SECTION 14(f) OF

THE SECURITIES EXCHANGE ACT OF 1934 AND RULE 14f-1 THEREUNDER

NOTICE OF CHANGE IN THE COMPOSITION

OF THE BOARD OF DIRECTORS

This information statement is being furnished to holders of record of Biotech Acquisition Company, which we refer to as “we”, “us”, “our” or the “Company”, at the close of business on December 23, 2022 in accordance with the requirements of Section 14(f) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and Rule 14f-1 promulgated under the Exchange Act.

As of [●], 2022, the Company had issued and outstanding 28,750,000 ordinary shares, consisting of 23,000,000 Class A ordinary shares and 5,750,000 Class B ordinary shares. These are the Company’s only voting securities that would be entitled to vote for directors at a meeting if one were to be held. Each ordinary share is entitled to one vote.

No vote or other action by the Company’s shareholders is required in response to this information statement. Proxies are not being solicited in respect of the change of directors set forth in this information statement.

On December 21, 2023, we entered into an agreement (the “Transfer Agreement”) with the holders of the 5,750,000 Class B ordinary shares issued by us prior to the IPO (such shares being referred to as the “Founder Shares” and the holders of the Founder Shares (including the transferees described herein) being referred to as the “Sponsor”) and IREEM LLC (the “Investor”) pursuant to which the Sponsor agreed to transfer, subject to approval of the Extension Amendment, to the Investor 5,455,000 of the Founder Shares held by them, the 6,000,000 Private Placement Warrants and a promissory note in a principal amount of $470,000 issued by the SPAC (such transfer, the “Transfer”). Our directors also (i) appointed Laxmi Prasad Palaypu, Karl Adam Schoene, Mark Zorko, Elizabeth Ann Levy-Navarro and Gerald P. O’Connor as members of our board of directors (the “Board”) and Laxmi Prasad Palaypu and Jon Paul as Chief Executive Officer and Chief Financial Officer, respectively (such new officers and directors collectively referred to herein as the “New Management”) and (ii) tendered their resignations, in each case subject to and to be effective upon approval of the Extension Amendment, expiration of the 10-day waiting period from the date of mailing of this proxy statement/information statement to shareholders of record on the record date (such period of time being referred to herein as the “Waiting Period”) and effectiveness of the Transfer in accordance with the terms of the Transfer Agreement. Accordingly, the purpose of the Extension Amendment is to allow the Company more time to complete a Business Combination and to better reflect the Company’s New Management and current search for a Business Combination target. As a result of the foregoing, upon approval of the Extension Amendment and effectuation of the Extension, our entire slate of officers and directors will be newly appointed officers and directors. Please read this information statement carefully. It contains certain biographical and other information concerning the New Management to be in place upon approval of the Extension Amendment and effectuation of the Extension and expiration of the waiting period.

QUESTIONS AND ANSWERS ABOUT THE SPECIAL MEETING

These Questions and Answers are only summaries of the matters they discuss. They do not contain all of the information that may be important to you. You should read carefully the entire document, including the annex to this Proxy Statement.

Why am I receiving this Proxy Statement?

On January 27, 2021, we consummated our IPO of 23,000,000 units. Each unit consists of one Class A ordinary share of the Company, par value $0.0001 per share, and one-half of one warrant of the Company, with each whole warrant entitling the holder thereof to purchase one Class A ordinary share for $11.50 per share. The units were sold at a price of $10.00 per unit, generating gross proceeds to the Company of $230,000,000. Simultaneously with the closing of the IPO, we completed the private sale of 6,000,000 private warrants to our sponsor at the time at a purchase price of $1.00 per private warrant, generating gross proceeds of $6,000,000. A total of $230,000,000 of the proceeds from the IPO and the sale of the private warrants was placed in the Trust Account maintained by Continental acting as trustee.

The purpose of the Extension Amendment Proposal and, if necessary, the Adjournment Proposal, is to allow us additional time to complete a Business Combination.

What is being voted on?	You are being asked to vote on:

● A special resolution to amend our charter to extend the date by which we have to consummate a Business Combination from January 27, 2023 to October 27, 2023 or such earlier date as determined by the Board; and

● An ordinary resolution to adjourn the Special Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Special Meeting, there are insufficient votes to approve the Extension Amendment Proposal.

The Extension Amendment Proposal is essential to the overall implementation of our Board’s plan to extend the date that we have to complete a Business Combination. The purpose of the Extension Amendment is to allow the Company more time to complete a Business Combination. Approval of the Extension Amendment Proposal is a condition to the implementation of the Extension.

If the Extension Amendment Proposal is approved, we will, pursuant to the Trust Agreement, remove the Withdrawal Amount from the Trust Account, deliver to the holders of redeemed public shares their portion of the Withdrawal Amount and retain the remainder of the funds in the Trust Account for our use in connection with consummating a Business Combination on or before the Extended Date.

If the Extension Amendment Proposal is approved and the Extension is implemented, the removal of the Withdrawal Amount from the Trust Account in connection with the Election will reduce the amount held in the Trust Account following the Election. We cannot predict the amount that will remain in the Trust Account if the Extension Amendment Proposal is approved. In such event, we may need to obtain additional funds to complete a Business Combination, and there can be no assurance that such funds will be available on terms acceptable to the parties or at all.

If the Extension Amendment Proposal is not approved and we have not consummated a Business Combination by January 27, 2023, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem 100% of the outstanding public shares at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including any interest not previously released to us (net of taxes payable), divided by the number of then outstanding public shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining shareholders and the Board in accordance with applicable law, dissolve and liquidate, subject in each case to the Company’s obligations under the Cayman Islands law to provide for claims of creditors and other requirements of applicable law.

There will be no distribution from the Trust Account with respect to our warrants, which will expire worthless in the event of our winding up. In the event of a liquidation, the Sponsor and our officers and directors will not receive any monies held in the Trust Account as a result of their ownership of the Founder Shares.

Why is the Company proposing the Extension Amendment Proposal?

Our charter provides for the return of our IPO proceeds held in trust to the holders of ordinary shares sold in our IPO if there is no qualifying Business Combination consummated on or before January 27, 2023. As explained below, we will not be able to complete a Business Combination by that date

On December 21, 2023, we entered into the Transfer Agreement pursuant to which the New Management was appointed to our board of directors effective subject to and upon approval of the Extension Amendment, expiration of the Waiting Period and effectiveness of the Transfer in accordance with the Transfer Agreement. We believe the New Management gives the Company a better chance to complete an initial Business Combination. Accordingly, the board of directors is proposing the Extension Amendment to extend the Company’s corporate existence until the Extended Date.

The purpose of the Extension Amendment Proposal and, if necessary, the Adjournment Proposal, is to allow us additional time to complete a Business Combination. There is no assurance that the Company will be able to consummate a Business Combination, given all the actions that must occur prior to January 27, 2023.

The Board is proposing the Extension Amendment Proposal to amend our charter in the form set forth in Annex A hereto to extend the date by which we must (i) consummate a Business Combination, (ii) cease our operations if we fail to complete such Business Combination, and (iii) redeem or repurchase 100% of our ordinary shares included as part of the units sold in our IPO from January 27, 2023 to October 27, 2023.

You are not being asked to vote on a Business Combination at this time. If the Extension is implemented and you do not elect to redeem your public shares, provided that you are a shareholder on the record date for a meeting to consider a Business Combination in the future, you will retain the right to vote on a Business Combination if and when it is submitted to shareholders and the right to redeem your public shares for cash in the event a Business Combination is approved and completed or we have not consummated a Business Combination by the Extended Date.

Why should I vote “FOR” the Extension Amendment Proposal?	The Board is proposing the Extension Amendment Proposal to amend our charter in the form set forth in Annex A hereto to extend the date by which we must (i) consummate a Business Combination, (ii) cease our operations if we fail to complete such Business Combination, and (iii) redeem or repurchase 100% of our ordinary shares included as part of the units sold in our IPO from January 27, 2023 to October 27, 2023 or such earlier date as determined by the Board. The Extension would give the Company and the New Management the opportunity to complete a Business Combination.

Our charter provides that if our shareholders approve an amendment to our charter that would affect the substance or timing of our obligation to redeem 100% of our public shares if we do not complete a Business Combination before January 27, 2023, we will provide our public shareholders with the opportunity to redeem all or a portion of their public shares upon such approval at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest not previously released to the Company to pay its taxes, divided by the number of then outstanding public shares. We believe that this charter provision was included to protect our shareholders from having to sustain their investments for an unreasonably long period if we failed to find a suitable Business Combination in the timeframe contemplated by the charter.

If the Extension Amendment is approved and the Extension is implemented, the Investor has informed us that it (or its designees) intends to contribute to us loans (the “Loans”) of the lesser of (x) $[●] or (y) $[●] for each public share that is not redeemed (such amount, the “Monthly Amount”) for each calendar month (commencing on January 28, 2023 and ending on the 27th day of each subsequent month), or portion thereof, that is needed by the Company to complete an initial Business Combination until October 27, 2023. Accordingly, the amount deposited per share will depend on the number of public shares that remain outstanding after redemptions in connection with the Extension and the length of the extension period that will be needed to complete an initial Business Combination. If more than [●] public shares remain outstanding after redemptions in connection with the Extension, then the amount paid per share will be reduced proportionately. For example, if we complete an initial Business Combination on October 27, 2023, which would represent nine calendar months, no public shares are redeemed and all of our public shares remain outstanding in connection with the Extension, then the aggregate amount deposited per share will be approximately $[●] per share, with the aggregate maximum contribution to the Trust Account being $[●]. However, if [●] public shares are redeemed and [●] of our public shares remain outstanding after redemptions in connection with the Extension, then the amount deposited per share for such nine-month period will be approximately $[●] per share.

Assuming the Extension Proposal is approved and implemented, the initial Monthly Amount will be deposited in the Trust Account on or about January 27, 2023. Each additional Monthly Amount will be deposited in the Trust Account within seven calendar days from the 28th of such calendar month (or portion thereof). The Loans are conditioned upon the implementation of the Extension. The Loans will not occur if the Extension Amendment is not approved. The amount of the Loans will not bear interest and will be repayable by us to the Investor or its designees upon consummation of an initial Business Combination. Our Board will have the sole discretion whether to extend for additional calendar months until July 19, 2023 and if our Board determines not to continue extending for additional calendar months, the Investor or its designees will not make additional Loans following such determination.]

Our Board recommends that you vote in favor of the Extension Amendment Proposal.

Why should I vote “FOR” the Adjournment Proposal?	If the Adjournment Proposal is not approved by our shareholders, our Board may not be able to adjourn the Special Meeting to a later date in the event that there are insufficient votes for the approval of the Extension Amendment Proposal.

What is the Transfer Agreement and what effect does it have on the management of the Company?

On December 21, 2023, we entered into the Transfer Agreement pursuant to which the New Management was appointed to our board of directors effective subject to and upon approval of the Extension Amendment, expiration of the Waiting Period and effectiveness of the Transfer in accordance with the Transfer Agreement. Pursuant to the Transfer Agreement, the Sponsor agreed to transfer to the Investor, subject to approval of the Extension Amendment, 5,455,000 of the Founder Shares held by them, the 6,000,000 Private Placement Warrants and a promissory note in a principal amount of $470,000 issued by the SPAC.

We believe the New Management gives the Company a better chance to complete an initial Business Combination.

When would the Board abandon the Extension Amendment Proposal?	Our Board will abandon the Extension Amendment if our shareholders do not approve the Extension Amendment Proposal. In addition, notwithstanding shareholder approval of the Extension Amendment Proposal, our Board will retain the right to abandon and not implement the Extension Amendment at any time without any further action by our shareholders. Additionally, if the Transfer Agreement does not close, our Board will abandon and not implement the Extension Amendment.

How do the Company insiders, including the Sponsor and Investor, intend to vote their shares?	All of our directors, executive officers and their respective affiliates are expected to vote any ordinary shares over which they have voting control (including any public shares owned by them) in favor of the Extension Amendment Proposal. Currently, the Sponsor and our officers and directors own approximately 20.0% of our issued and outstanding ordinary shares, including 5,750,000 Founder Shares.

Who will run the Company if the Extension Amendment is approved?	On December 21, 2023, the Company entered into the Transfer Agreement pursuant to which our board of directors (i) appointed Laxmi Prasad Palaypu, Karl Adam Schoene, Mark Zorko, Elizabeth Ann Levy-Navarro and Gerald P. O’Connor as members of our board of directors and Laxmi Prasad Palaypu and Jon Paul as Chief Executive Officer and Chief Financial Officer, respectively, all to take effect subject to and upon approval of the Extension Amendment, expiration of the Waiting Period and effectiveness of the Transfer in accordance with the Transfer Agreement and (ii) tendered their resignations to be effective subject to and upon approval of the Extension Amendment, expiration of the Waiting Period and effectiveness of the Transfer. Thereafter, the New Management will continue the Company’s efforts to locate a suitable target business with which to consummate a Business Combination until the Extended Date.

What vote is required to adopt the proposals?	The Extension Amendment Proposal must be approved by a special resolution under Cayman Islands law, which requires the affirmative vote of a at least two-thirds of the shareholders entitled to vote who attend and vote at a general meeting of the Company.

The Adjournment Proposal must be approved by an ordinary resolution under Cayman Islands law, which requires the affirmative vote of a majority of the shareholders who attend and vote at a general meeting of the Company.

What if I don’t want to vote “FOR” the Extension Amendment Proposal?	If you do not want the Extension Amendment Proposal to be approved, you must abstain, not vote, or vote “AGAINST” such proposal. You will be entitled to redeem your public shares for cash in connection with this vote whether or not you vote on the Extension Amendment Proposal so long as you elect to redeem your public shares for a pro rata portion of the funds available in the Trust Account in connection with the Extension Amendment. If the Extension Amendment Proposal is approved, and the Extension is implemented, then the Withdrawal Amount will be withdrawn from the Trust Account and paid to the redeeming holders.
Our Board will abandon the Extension Amendment if our shareholders do not approve the Extension Amendment Proposal.

What happens if the Extension Amendment Proposal is not approved?	If the Extension Amendment Proposal is not approved and we have not consummated a Business Combination by January 27, 2023, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the public shares included in the public units, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the trust fund not previously released to the Company to pay its tax obligations and less up to $100,000 of dissolution expenses (which interest shall be net of taxes payable), divided by the number of then outstanding public shares, which redemption will completely extinguish public members’ rights as members (including the right to receive further liquidation distributions, if any), and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining members and its Board, liquidate and dissolve, subject in each case, to its obligations under Cayman Islands law to provide for claims of creditors and the other requirements of applicable law.

There will be no distribution from the Trust Account with respect to our warrants which will expire worthless in the event we wind up.

In the event of a liquidation, the Sponsor and our officers and directors will not receive any monies held in the Trust Account as a result of their ownership of the Founder Shares.

If the Extension Amendment Proposal is approved, what happens next?

If the Extension Amendment Proposal is approved, and the other conditions to the Extension and Transfer are satisfied, the Extension will be implemented, the Withdrawal Amount will be removed from the Trust Account and distributed to redeeming shareholders, and new Management will be appointed as directors and officers of the Company and will commence their search for a target business that we can complete a Business Combination with.

We are seeking the Extension Amendment to provide us time to complete a Business Combination.

Upon approval of the Extension Amendment Proposal by the affirmative vote of a at least two-thirds of the shareholders entitled to vote who attend and vote at a general meeting of the Company, we will file the proposed amendment to the Amended and Restated Memorandum and Articles of Association in the form set forth in Annex A hereto. We will remain a reporting company under the Exchange Act and our units, ordinary shares and public warrants will remain publicly traded. The Company will then continue to work to consummate a Business Combination by the Extended Date under the New Management.

If the Extension Amendment is approved and the Extension is implemented, the Investor has informed us that it (or its designees) intends to contribute to us loans (the “Loans”) of the lesser of (x) $[●] or (y) $[●] for each public share that is not redeemed (such amount, the “Monthly Amount”) for each calendar month (commencing on January 28, 2023 and ending on the 27th day of each subsequent month), or portion thereof, that is needed by the Company to complete an initial Business Combination until October 27, 2023. Accordingly, the amount deposited per share will depend on the number of public shares that remain outstanding after redemptions in connection with the Extension and the length of the extension period that will be needed to complete an initial Business Combination. If more than [●] public shares remain outstanding after redemptions in connection with the Extension, then the amount paid per share will be reduced proportionately. For example, if we complete an initial Business Combination on October 27, 2023, which would represent nine calendar months, no public shares are redeemed and all of our public shares remain outstanding in connection with the Extension, then the aggregate amount deposited per share will be approximately $[●] per share, with the aggregate maximum contribution to the Trust Account being $[●]. However, if [●] public shares are redeemed and [●] of our public shares remain outstanding after redemptions in connection with the Extension, then the amount deposited per share for such nine-month period will be approximately $[●] per share.

Assuming the Extension Proposal is approved and implemented, the initial Monthly Amount will be deposited in the Trust Account on or about January 27, 2023. Each additional Monthly Amount will be deposited in the Trust Account within seven calendar days from the 28th of such calendar month (or portion thereof). The Loans are conditioned upon the implementation of the Extension. The Loans will not occur if the Extension Amendment is not approved. The amount of the Loans will not bear interest and will be repayable by us to the Investor or its designees upon consummation of an initial Business Combination. Our Board will have the sole discretion whether to extend for additional calendar months until July 19, 2023 and if our Board determines not to continue extending for additional calendar months, the Investor or its designees will not make additional Loans following such determination.

If the Extension Amendment Proposal is approved, the removal of the Withdrawal Amount from the Trust Account will reduce the amount remaining in the Trust Account and increase the percentage interest of our ordinary shares that will be held by the Sponsor and Investor as a result of their ownership of Founder Shares.

Notwithstanding shareholder approval of the Extension Amendment Proposal, our Board will retain the right to abandon and not implement the Extension Amendment at any time without any further action by our shareholders. Additionally, if the Transfer Agreement does not close, our Board will abandon and not implement the Extension Amendment.

What happens to the Company warrants if the Extension Amendment Proposal is not approved?	If the Extension Amendment Proposal is not approved and we have not consummated a Business Combination by January 27, 2023, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the public shares included in the public units, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the trust fund not previously released to the Company to pay its tax obligations and less up to $100,000 of dissolution expenses (which interest shall be net of taxes payable), divided by the number of then outstanding public shares, which redemption will completely extinguish public members’ rights as members (including the right to receive further liquidation distributions, if any), and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining members and its Board, liquidate and dissolve, subject in each case, to its obligations under Cayman Islands law to provide for claims of creditors and the other requirements of applicable law. There will be no distribution from the Trust Account with respect to our warrants, which will expire worthless in the event of our winding up.

What happens to the Company’s warrants if the Extension Amendment Proposal is approved?	If the Extension Amendment Proposal is approved, we will retain the blank check company restrictions previously applicable to us and continue to attempt to consummate a Business Combination until the Extended Date. The public warrants will remain outstanding and only become exercisable 30 days after the completion of a Business Combination, provided that we have an effective registration statement under the Securities Act covering the ordinary shares issuable upon exercise of the warrants and a current prospectus relating to them is available (or we permit holders to exercise warrants on a cashless basis).

How do I attend the Special Meeting?	You will need your control number for access. If you do not have your control number, contact Continental Stock Transfer & Trust Company at the phone number or e-mail address below. Beneficial investors who hold shares through a bank, broker or other intermediary, will need to contact them and obtain a legal proxy. Once you have your legal proxy, contact Continental Stock Transfer & Trust Company to have a control number generated. Continental Stock Transfer & Trust Company contact information is as follows: 917-262-2373, or email proxy@continentalstock.com.

How do I change or revoke my vote?

You may revoke your proxy and change your vote at any time before the final vote at the Special Meeting. You may vote again by signing and returning a new proxy card or vote instruction form with a later date or by attending the Special Meeting and voting online if you are a shareholder of record. However, your attendance at the Special Meeting will not automatically revoke your proxy unless you vote again at the Special Meeting or specifically request that your prior proxy be revoked by delivering to the Company’s Secretary at 545 West 25th Street, 20th Floor

New York, NY 10001 a written notice of revocation prior to the Special Meeting.

Please note, however, that if your shares are held of record by a brokerage firm, bank or other nominee, you must instruct your broker, bank or other nominee that you wish to change your vote by following the procedures on the voting form provided to you by the broker, bank or other nominee. If your shares are held in street name, and you wish to attend the Special Meeting and vote at the Special Meeting, you must bring to the Special Meeting a legal proxy from the broker, bank or other nominee holding your shares, confirming your beneficial ownership of the shares and giving you the right to vote your shares.

How are votes counted?	You may vote “FOR,” “AGAINST,” or “ABSTAIN” on the Extension Amendment Proposal and the Adjournment Proposal. If you provide specific instructions with regard to the Proposals, your shares will be voted as your instruct on such Proposals.

If you hold shares beneficially in street name and do not provide your broker with voting instructions, your shares may constitute “broker non-votes.” Broker non-votes occur when brokers or others hold shares in street name for a beneficial owner that has not provided instructions on how to vote on a particular matter. Matters on which a broker is not permitted to vote without instructions from the beneficial owner and instructions are not given are referred to as “non-routine” matters. The Adjournment Proposal is considered a routine proposal. Accordingly, your broker, bank or nominee may vote your shares with respect to such proposal without receiving voting instructions. The Extension Amendment Proposal is “non-routine.” In tabulating the voting result for the Proposals, shares that constitute broker non-votes and abstentions are not considered votes cast.

If my shares are held in “street name,” will my broker automatically vote them for me?	If you hold shares beneficially in street name and do not provide your broker with voting instructions, your shares may constitute “broker non-votes.” Broker non-votes occur when brokers or others hold shares in street name for a beneficial owner that has not provided instructions on how to vote on a particular matter. Matters on which a broker is not permitted to vote without instructions from the beneficial owner and instructions are not given are referred to as “non-routine” matters. The Adjournment Proposal is considered a routine proposal. Accordingly, your broker, bank or nominee may vote your shares with respect to such proposal without receiving voting instructions. The Extension Amendment Proposal is “non-routine.” In tabulating the voting result for the Proposals, shares that constitute broker non-votes and abstentions are not considered votes cast.

What is a quorum requirement?	A quorum of shareholders is necessary to hold a valid meeting. Holders of a majority in voting power of our Class A and Class B ordinary shares on the record date issued and outstanding and entitled to vote at the Special Meeting, present in person or represented by proxy, constitute a quorum.

Abstentions and broker non-votes, while considered present for the purposes of establishing a quorum, will not count as votes cast and will have no effect on the outcome of the vote on the Proposals. Failure to vote by proxy or to vote in person at the general meeting will have no effect on the outcome of the vote on the Proposals. In the absence of a quorum, the chairman of the meeting has power to adjourn the Special Meeting. As of the record date for the Special Meeting, 14,375,001 ordinary shares of our company would be required to achieve a quorum.

Who can vote at the Special Meeting?	Only holders of record of our ordinary shares at the close of business on December 23, 2022 are entitled to have their vote counted at the Special Meeting and any adjournments or postponements thereof. On this record date, 28,750,000 ordinary shares, consisting of 23,000,000 Class A ordinary shares and 5,750,000 Class B ordinary shares, were outstanding and entitled to vote.

Shareholder of Record: Shares Registered in Your Name. If on the record date your shares were registered directly in your name with our transfer agent, Continental Stock Transfer & Trust Company, then you are a shareholder of record. As a shareholder of record, you may vote online at the Special Meeting or vote by proxy. Whether or not you plan to attend the Special Meeting online, we urge you to fill out and return the enclosed proxy card to ensure your vote is counted.

Beneficial Owner: Shares Registered in the Name of a Broker or Bank. If on the record date your shares were held, not in your name, but rather in an account at a brokerage firm, bank, dealer, or other similar organization, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. As a beneficial owner, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the Special Meeting. However, since you are not the shareholder of record, you may not vote your shares online at the Special Meeting unless you request and obtain a valid proxy from your broker or other agent.

Does the Board recommend voting for the approval of the Extension Amendment Proposal and the Adjournment Proposal?	Yes. After careful consideration of the terms and conditions of these proposals, our Board has determined that the Extension Amendment and, if presented, the Adjournment Proposal are in the best interests of the Company and its shareholders. The Board recommends that our shareholders vote “FOR” the Extension Amendment Proposal and the Adjournment Proposal.

What interests do the Sponsor, Investor, directors and officers have in the approval of the proposals?	The Sponsor, Investor, directors and officers have interests in the proposals that may be different from, or in addition to, your interests as a shareholder. These interests include the Sponsor’s ownership of 5,750,000 Founder Shares and 6,000,000 Private Placement Warrants, all of which would expire worthless and none of which would be transferred to the Investor, in each case if a Business Combination is not consummated. See the section entitled “The Extension Amendment Proposal — Interests of the Sponsor, Investor and our Directors and Officers”.

Do I have appraisal rights if I object to the Extension Amendment Proposal?	Neither Cayman Islands law nor our Amended and Restated Memorandum and Articles of Association provide for dissenters’ appraisal or other similar rights for dissenting shareholders in connection with any of the Proposals to be voted upon at the Special Meeting. Accordingly, our shareholders will have no right to dissent and obtain payment for their shares.

What do I need to do now?	We urge you to read carefully and consider the information contained in this Proxy Statement, including the annex, and to consider how the proposals will affect you as our shareholder. You should then vote as soon as possible in accordance with the instructions provided in this Proxy Statement and on the enclosed proxy card.

How do I vote?	If you are a holder of record of our ordinary shares, you may vote online at the Special Meeting or by submitting a proxy for the Special Meeting. Whether or not you plan to attend the Special Meeting online, we urge you to vote by proxy to ensure your vote is counted. You may submit your proxy by completing, signing, dating and returning the enclosed proxy card in the accompanying pre-addressed postage paid envelope. You may still attend the Special Meeting and vote online if you have already voted by proxy.

If your ordinary shares are held in “street name” by a broker or other agent, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the Special Meeting. However, since you are not the shareholder of record, you may not vote your shares online at the Special Meeting unless you request and obtain a valid proxy from your broker or other agent.

How do I redeem my ordinary shares?	If the Extension is implemented, each of our public shareholders may seek to redeem all or a portion of its public shares at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest not previously released to the Company to pay its taxes, divided by the number of then outstanding public shares. You will also be able to redeem your public shares in connection with any shareholder vote to approve a proposed Business Combination, or if we have not consummated a Business Combination by the Extended Date.

In order to exercise your redemption rights, you must, prior to 5:00 p.m. Eastern Time on [●], 2023 (two business days before the Special Meeting) (or such later date as approved by the Company in its sole discretion) tender your shares physically or electronically and submit a request in writing that we redeem your public shares for cash to Continental Stock Transfer & Trust Company, our transfer agent, at the following address:

Continental Stock Transfer & Trust Company 1 State Street Plaza, 30th Floor New York, New York 10004 Attn: Mark Zimkind E-mail: mzimkind@continentalstock.com

What should I do if I receive more than one set of voting materials?	You may receive more than one set of voting materials, including multiple copies of this Proxy Statement and multiple proxy cards or voting instruction cards, if your shares are registered in more than one name or are registered in different accounts. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. Please complete, sign, date and return each proxy card and voting instruction card that you receive in order to cast a vote with respect to all of your Company shares.

Who is paying for this proxy solicitation?	We will pay for the entire cost of soliciting proxies from our working capital. We have engaged Advantage to assist in the solicitation of proxies for the Special Meeting. We have agreed to pay Advantage a fee of $7,500. We will also reimburse Advantage for reasonable out-of-pocket expenses and will indemnify Advantage and its affiliates against certain claims, liabilities, losses, damages and expenses. In addition to these mailed proxy materials, (i) the Sponsor, Investor and each of its affiliates and (ii) our directors and officers may also solicit proxies in person, by telephone or by other means of communication. These parties will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners. While the payment of these expenses will reduce the cash available to us to consummate a Business Combination if the Extension is approved, we do not expect such payments to have a material effect on our ability to consummate a Business Combination.

Who can help answer my questions?	If you have questions about the proposals or if you need additional copies of the Proxy Statement or the enclosed proxy card you should contact our proxy solicitor, Advantage Proxy, Inc., at (877) 870-8565 (toll free) or by email at ksmith@advantageproxy.com.

You may also contact us at: Biotech Acquisition Company 545 West 25th Street, 20th Floor New York, NY 10001 E-mail: [●]

You may also obtain additional information about the Company from documents filed with the SEC by following the instructions in the section entitled “Where You Can Find More Information”.

FORWARD-LOOKING STATEMENTS

Some of the statements contained in this proxy statement constitute forward-looking statements within the meaning of the federal securities laws. Forward-looking statements relate to expectations, beliefs, projections, future plans and strategies, anticipated events or trends and similar expressions concerning matters that are not historical facts. Forward-looking statements reflect our current views with respect to, among other things, our capital resources and results of operations. Likewise, our financial statements and all of our statements regarding market conditions and results of operations are forward-looking statements. In some cases, you can identify these forward-looking statements by the use of terminology such as “outlook,” “believes,” “expects,” “potential,” “continues,” “may,” “will,” “should,” “could,” “seeks,” “approximately,” “predicts,” “intends,” “plans,” “estimates,” “anticipates” or the negative version of these words or other comparable words or phrases.

The forward-looking statements contained in this proxy statement reflect our current views about future events and are subject to numerous known and unknown risks, uncertainties, assumptions and changes in circumstances that may cause its actual results to differ significantly from those expressed in any forward-looking statement. We do not guarantee that the transactions and events described will happen as described (or that they will happen at all). The following factors, among others, could cause actual results and future events to differ materially from those set forth or contemplated in the forward-looking statements:

●	Our ability to identify and conduct due diligence on an appropriate target company;

●	Our ability to enter into a definitive agreement and related agreements;

●	our ability to complete a Business Combination;

●	the anticipated benefits of a Business Combination;

●	the volatility of the market price and liquidity of our securities;

●	the use of funds not held in the trust account; and

●	the competitive environment in which our successor will operate following a Business Combination.

While forward-looking statements reflect our good faith beliefs, they are not guarantees of future performance. We disclaim any obligation to publicly update or revise any forward-looking statement to reflect changes in underlying assumptions or factors, new information, data or methods, future events or other changes after the date of this proxy statement, except as required by applicable law. For a further discussion of these and other factors that could cause our future results, performance or transactions to differ significantly from those expressed in any forward-looking statement, please see the section entitled “Risk Factors” below and in our Annual Report on Form 10-K, as filed with the SEC on March 8, 2022; in our Quarterly Reports on Form 10-Q filed with the SEC on May 16, 2022, August 15, 2022 and November 14, 2022; and in other reports we file with the SEC. You should not place undue reliance on any forward-looking statements, which are based only on information currently available to us (or to third parties making the forward-looking statements).

RISK FACTORS

There are no assurances that the Extension will enable us to complete a Business Combination.

Approving the Extension involves a number of risks. Even if the Extension is approved, the Company can provide no assurances that a Business Combination will be consummated prior to the Extended Date. Our ability to consummate a Business Combination is dependent on a variety of factors, many of which are beyond our control. If the Extension is approved, the Company expects to seek shareholder approval of a Business Combination. We are required to offer shareholders the opportunity to redeem shares in connection with the Extension Amendment Proposal, and we will be required to offer shareholders redemption rights again in connection with any shareholder vote to approve a Business Combination. Even if the Extension or a Business Combination are approved by our shareholders, it is possible that redemptions will leave us with insufficient cash to consummate a Business Combination on commercially acceptable terms, or at all. The fact that we will have separate redemption periods in connection with the Extension and a Business Combination vote could exacerbate these risks. Other than in connection with a redemption offer or liquidation, our shareholders may be unable to recover their investment except through sales of our shares on the open market. The price of our shares may be volatile, and there can be no assurance that shareholders will be able to dispose of our shares at favorable prices, or at all.

Changes to laws or regulations or in how such laws or regulations are interpreted or applied, or a failure to comply with any laws, regulations, interpretations or applications, may adversely affect our business, including our ability to negotiate and complete a Business Combination.

We are subject to the laws and regulations, and interpretations and applications of such laws and regulations, of national, regional, state and local governments and, potentially, non-U.S. jurisdictions. In particular, we are required to comply with certain SEC and potentially other legal and regulatory requirements, and our consummation of a Business Combination may be contingent upon our ability to comply with certain laws, regulations, interpretations and applications and any post-business combination company may be subject to additional laws, regulations, interpretations and applications. Compliance with, and monitoring of, the foregoing may be difficult, time consuming and costly. Those laws and regulations and their interpretation and application may also change from time to time, and those changes could have a material adverse effect on our business, including our ability to negotiate and complete a Business Combination. A failure to comply with applicable laws or regulations, as interpreted and applied, could have a material adverse effect on our business, including our ability to negotiate and complete a Business Combination. The SEC has, in the past year, adopted certain rules and may, in the future adopt other rules, which may have a material effect on our activities and on our ability to consummate a Business Combination, including the SPAC Rule Proposals described below.

The SEC has recently issued proposed rules relating to certain activities of SPACs. Certain of the procedures that we, a potential Business Combination target, or others may determine to undertake in connection with such proposals may increase our costs and the time needed to complete our Business Combination and may constrain the circumstances under which we could complete a Business Combination. The need for compliance with the SPAC Rule Proposals may cause us to liquidate the funds in the Trust Account or liquidate the Company at an earlier time than we might otherwise choose.

On March 30, 2022, the SEC issued proposed rules (the “SPAC Rule Proposals”) relating, among other things, to disclosures in SEC filings in connection with a business combination transactions between SPACS such as us and private operating companies; the financial statement requirements applicable to transactions involving shell companies; the use of projections by SPACs in SEC filings in connection with proposed business combination transactions; the potential liability of certain participants in proposed business combination transactions; and the extent to which SPACs could become subject to regulation under the Investment Company Act of 1940 (the “Investment Company Act”), including a proposed rule that would provide SPACs a safe harbor from treatment as an investment company if they satisfy certain conditions that limit a SPAC’s duration, asset composition, business purpose and activities. The SPAC Rule Proposals have not yet been adopted, and may be adopted in the proposed form or in a different form that could impose additional regulatory requirements on SPACs. Certain of the procedures that we, a potential Business Combination target, or others may determine to undertake in connection with the SPAC Rule Proposals, or pursuant to the SEC’s views expressed in the SPAC Rule Proposals, may increase the costs and time of negotiating and completing a Business Combination, and may constrain the circumstances under which we could complete a Business Combination. The need for compliance with the SPAC Rule Proposals may cause us to liquidate the funds in the Trust Account or liquidate the Company at an earlier time than we might otherwise choose. Were we to liquidate, our warrants would expire worthless, and our securityholders would lose the investment opportunity associated with an investment in the combined company, including any potential price appreciation of our securities.

If we are deemed to be an investment company for purposes of the Investment Company Act, we would be required to institute burdensome compliance requirements and our activities would be severely restricted. As a result, in such circumstances, unless we are able to modify our activities so that we would not be deemed an investment company, we may abandon our efforts to complete a Business Combination and instead liquidate the Company.

As described further above, the SPAC Rule Proposals relate, among other matters, to the circumstances in which SPACs such as the Company could potentially be subject to the Investment Company Act and the regulations thereunder. The SPAC Rule Proposals would provide a safe harbor for such companies from the definition of “investment company” under Section 3(a)(1)(A) of the Investment Company Act, provided that a SPAC satisfies certain criteria, including a limited time period to announce and complete a de-SPAC transaction. Specifically, to comply with the safe harbor, the SPAC Rule Proposals would require a company to file a report on Form 8-K announcing that it has entered into an agreement with a target company for a business combination no later than 18 months after the effective date of its registration statement for its initial public offering (the “IPO Registration Statement”). The company would then be required to complete its business combination no later than 24 months after the effective date of the IPO Registration Statement.

If we are deemed to be an investment company under the Investment Company Act, our activities would be severely restricted. In addition, we would be subject to burdensome compliance requirements. We do not believe that our principal activities will subject us to regulation as an investment company under the Investment Company Act. However, if we are deemed to be an investment company and subject to compliance with and regulation under the Investment Company Act, we would be subject to additional regulatory burdens and expenses for which we have not allotted funds. As a result, unless we are able to modify our activities so that we would not be deemed an investment company, we may abandon our efforts to complete a Business Combination and instead liquidate the Company. Were we to liquidate, our warrants would expire worthless, and our securityholders would lose the investment opportunity associated with an investment in the combined company, including any potential price appreciation of our securities.

To mitigate the risk that we might be deemed to be an investment company for purposes of the Investment Company Act, we expect that we will, on or prior to the 24-month anniversary of the effective date of our IPO Registration Statement, instruct the trustee to liquidate the investments held in the Trust Account and instead to hold the funds in the Trust Account in cash items until the earlier of the consummation of a Business Combination or our liquidation. As a result, following the liquidation of investments in the Trust Account, we would likely receive minimal interest, if any, on the funds held in the Trust Account, which would reduce the dollar amount our public shareholders would receive upon any redemption or liquidation of the Company.

The funds in the Trust Account have, since our IPO, been held only in U.S. government treasury obligations with a maturity of 185 days or less or in money market funds investing solely in U.S. government treasury obligations and meeting certain conditions under Rule 2a-7 under the Investment Company Act. However, to mitigate the risk of us being deemed to be an unregistered investment company (including under the subjective test of Section 3(a)(1)(A) of the Investment Company Act) and thus subject to regulation under the Investment Company Act, we expect that we will, on or prior to the 24-month anniversary of the effective date of our IPO Registration Statement, Continental, the trustee with respect to the Trust Account, to liquidate the U.S. government treasury obligations or money market funds held in the Trust Account and thereafter to hold all funds in the Trust Account as cash items until the earlier of the consummation of a Business Combination or the liquidation of the Company. Following such liquidation, we would likely receive minimal interest, if any, on the funds held in the Trust Account. However, interest previously earned on the funds held in the Trust Account still may be released to us to pay our taxes, if any, and certain other expenses as permitted. As a result, any decision to liquidate the investments held in the Trust Account and thereafter to hold all funds in the Trust Account in cash items would reduce the dollar amount our public shareholders would receive upon any redemption or liquidation of the Company.

In addition, even prior to the 24-month anniversary of the effective date of the IPO Registration Statement, we may be deemed to be an investment company. The longer that the funds in the Trust Account are held in short-term U.S. government treasury obligations or in money market funds invested exclusively in such securities, even prior to the 24-month anniversary, the greater the risk that we may be deemed to be an unregistered investment company, in which case we may be required to liquidate the Company. Accordingly, we may determine, in our discretion, to liquidate the securities held in the Trust Account at any time and instead hold all funds in the Trust Account as cash items, which would further reduce the dollar amount our public shareholders would receive upon any redemption or liquidation of the Company. Were we to liquidate the Company, our warrants would expire worthless, and our securityholders would lose the investment opportunity associated with an investment in the combined company, including any potential price appreciation of our securities.

We may not be able to complete a Business Combination with certain potential target companies if a proposed transaction with the target company may be subject to review or approval by regulatory authorities pursuant to certain U.S. or foreign laws or regulations.

Certain acquisitions or Business Combinations may be subject to review or approval by regulatory authorities pursuant to certain U.S. or foreign laws or regulations. In the event that such regulatory approval or clearance is not obtained, or the review process is extended beyond the period of time that would permit a Business Combination to be consummated with us, we may not be able to consummate a Business Combination with such target. In addition, regulatory considerations may decrease the pool of potential target companies we may be willing or able to consider.

Among other things, the U.S. Federal Communications Act prohibits foreign individuals, governments, and corporations from owning more than a specified percentage of the capital share of a broadcast, common carrier, or aeronautical radio station licensee. In addition, U.S. law currently restricts foreign ownership of U.S. airlines. In the United States, certain mergers that may affect competition may require certain filings and review by the Department of Justice and the Federal Trade Commission, and investments or acquisitions that may affect national security are subject to review by the Committee on Foreign Investment in the United States (“CFIUS”). CFIUS is an interagency committee authorized to review certain transactions involving foreign investment in the United States by foreign persons in order to determine the effect of such transactions on the national security of the United States.

Outside the United States, laws or regulations may affect our ability to consummate a Business Combination with potential target companies incorporated or having business operations in jurisdictions where national security considerations, involvement in regulated industries (including telecommunications), or in businesses where a country’s culture or heritage may be implicated.

U.S. and foreign regulators generally have the power to deny the ability of the parties to consummate a transaction or to condition approval of a transaction on specified terms and conditions, which may not be acceptable to us or a target. In such event, we may not be able to consummate a transaction with that potential target.

As a result of these various restrictions, the pool of potential targets with which we could complete a Business Combination may be limited and we may be adversely affected in terms of competing with other SPACs that do not have similar ownership issues. Moreover, the process of government review, whether by CFIUS or otherwise, could be lengthy. Because we have only a limited time to complete our Business Combination, our failure to obtain any required approvals within the requisite time period may require us to liquidate. If we liquidate, our public shareholders may only receive approximately $[●] per share, and our warrants will expire worthless. This will also cause you to lose any potential investment opportunity in a target company and the chance of realizing future gains on your investment through any price appreciation in the combined company.

BACKGROUND

We are a Cayman Islands exempted company structured as a blank check company for the purpose of effecting a Business Combination. To date, our efforts have been limited to organizational activities and activities related to our IPO, and following the IPO, the search for a target for Business Combination.

There are currently 28,750,000 of our ordinary shares, consisting of 23,000,000 Class A ordinary shares and 5,750,000 Class B ordinary shares, issued and outstanding. In addition, we issued warrants to purchase 11,500,000 ordinary shares as part of our IPO and warrants to purchase 6,000,000 ordinary shares as part of the private placement that we consummated simultaneously with the consummation of our IPO. Each whole warrant entitles its holder to purchase one ordinary share at an exercise price of $11.50 per half share, to be exercised only for a whole number of ordinary shares. The warrants will become exercisable 30 days after the completion of a Business Combination and expire five years after the completion of a Business Combination or earlier upon redemption or liquidation. Once the warrants become exercisable, the Company may redeem the outstanding warrants at a price of $0.01 per warrant, upon a minimum of 30 days’ prior written notice of redemption, if the last sales price of our ordinary shares equals or exceeds $18.00 per share for any 20 trading days within a 30 trading day period commencing on the date the warrants become exercisable and ending three business days before we send the notice of redemption and if, and only if, there is a current registration statement in effect with respect to the ordinary shares underlying such warrants at the time of redemption and for the entire 30-day trading period referred to above and continuing each day thereafter until the date of redemption . The private placement warrants, however, are non-redeemable so long as they are held by their initial purchasers or their permitted transferees.

A total of $230,000,000 of the proceeds from the IPO and the sale of the private warrants, was placed in the Trust Account maintained by Continental Stock Transfer & Trust Company, acting as trustee, invested in U.S. “government securities”, within the meaning of Section 2(a)(16) of the Investment Company Act of 1940, which we refer to as the “1940 Act”, with a maturity of 185 days or less or in any open ended investment company that holds itself out as a money market fund selected by us meeting the conditions of Rule 2a-7 of the 1940 Act, until the earlier of: (i) the consummation of a Business Combination or (ii) the distribution of the proceeds in the Trust Account as described below.

You are not being asked to vote on a Business Combination at this time. If the Extension is implemented and you do not elect to redeem your public shares, provided that you are a shareholder on the record date for a meeting to consider a Business Combination in the future, you will retain the right to vote on a Business Combination if and when it is submitted to shareholders and the right to redeem your public shares for cash in the event a Business Combination is approved and completed or we have not consummated a Business Combination by the Extended Date.

THE EXTENSION AMENDMENT PROPOSAL

The Company is proposing to amend its Amended and Restated Memorandum and Articles of Association to extend the date by which the Company must consummate a Business Combination to the Extended Date.

The Extension Amendment Proposal is essential to the overall implementation of the Board’s plan to allow us more time to complete a Business Combination.

If the Extension Amendment Proposal is not approved and we have not consummated a Business Combination by January 27, 2023, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the public shares included in the public units, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the trust fund not previously released to the Company to pay its tax obligations and less up to $100,000 of dissolution expenses (which interest shall be net of taxes payable), divided by the number of then outstanding public shares, which redemption will completely extinguish public members’ rights as members (including the right to receive further liquidation distributions, if any), and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining members and its Board, liquidate and dissolve, subject in each case, to its obligations under Cayman Islands law to provide for claims of creditors and the other requirements of applicable law. A copy of the proposed amendment to the Amended and Restated Memorandum and Articles of Association of the Company is attached to this Proxy Statement in Annex A.

The Board’s Reasons for the Extension Amendment Proposal

The Company’s Amended and Restated Memorandum and Articles of Association provides that the Company has until January 27, 2023 to complete a Business Combination after the extensions. The purpose of the Extension Amendment is to allow the Company more time to complete its Business Combination.

The Company’s Amended and Restated Memorandum and Articles of Association provide that a special resolution under Cayman Islands law, which requires the affirmative vote of a at least two-thirds of the shareholders entitled to vote who attend and vote at a general meeting of the Company will be required to approve the Extension Amendment Proposal. Additionally, the Amended and Restated Memorandum and Articles of Association provide for all public shareholders to have an opportunity to redeem their public shares in the case our corporate existence is extended as described above. Because we will not be able to conclude a Business Combination within the permitted time period, the Board has determined to seek shareholder approval to extend the date by which we have to complete a Business Combination beyond the current deadline to the Extended Date.

We believe that the foregoing Amended and Restated Memorandum and Articles of Association provision was included to protect Company shareholders from having to sustain their investments for an unreasonably long period if the Company failed to find a suitable Business Combination target in the timeframe contemplated by the Amended and Restated Memorandum and Articles of Association.

Additionally, approval of the Extension is a condition to the closing of the Transfer Agreement, pursuant to which New Management will be appointed. We believe that the New Management will give the Company a better chance to complete an initial Business Combination.

If the Extension Amendment Proposal is Not Approved

Shareholder approval of the Extension Amendment is essential to the overall implementation of our Board’s plan to extend the date by which we must consummate a Business Combination. Therefore, our Board will abandon and not implement the Extension Amendment unless our shareholders approve the Extension Amendment Proposal.

If the Extension Amendment Proposal is not approved and we have not consummated a Business Combination by January 27, 2023, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the public shares included in the public units, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the trust fund not previously released to the Company to pay its tax obligations and less up to $100,000 of dissolution expenses (which interest shall be net of taxes payable), divided by the number of then outstanding public shares, which redemption will completely extinguish public members’ rights as members (including the right to receive further liquidation distributions, if any), and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining members and its Board, liquidate and dissolve, subject in each case, to its obligations under Cayman Islands law to provide for claims of creditors and the other requirements of applicable law. There will be no distribution from the Trust Account with respect to the Company’s warrants which will expire worthless in the event we wind up. In the event of a liquidation, the Sponsor and our officers and directors will not receive any monies held in the Trust Account as a result of their ownership of the Founder Shares.

If the Extension Amendment Proposal Is Approved and Implemented

If the Extension Amendment Proposal is approved and the Extension is implemented, the Amended and Restated Memorandum and Articles of Association will be amended pursuant to the special resolution in the form set forth in Annex A hereto and we will remain a reporting company under the Exchange Act and our public units, public shares and warrants will remain publicly traded. Notwithstanding shareholder approval of the Extension Amendment Proposal, our Board will retain the right to abandon and not implement the Extension at any time without any further action by our shareholders. Additionally, if the Transfer Agreement does not close, our Board will abandon and not implement the Extension Amendment.

If the Extension Amendment is approved and the Extension is implemented, the Investor has informed us that it (or its designees) intends to contribute to us loans (the “Loans”) of the lesser of (x) $[●] or (y) $[●] for each public share that is not redeemed (such amount, the “Monthly Amount”) for each calendar month (commencing on January 28, 2023 and ending on the 27th day of each subsequent month), or portion thereof, that is needed by the Company to complete an initial Business Combination until October 27, 2023. Accordingly, the amount deposited per share will depend on the number of public shares that remain outstanding after redemptions in connection with the Extension and the length of the extension period that will be needed to complete an initial Business Combination. If more than [●] public shares remain outstanding after redemptions in connection with the Extension, then the amount paid per share will be reduced proportionately. For example, if we complete an initial Business Combination on October 27, 2023, which would represent nine calendar months, no public shares are redeemed and all of our public shares remain outstanding in connection with the Extension, then the aggregate amount deposited per share will be approximately $[●] per share, with the aggregate maximum contribution to the Trust Account being $[●]. However, if [●] public shares are redeemed and [●] of our public shares remain outstanding after redemptions in connection with the Extension, then the amount deposited per share for such nine-month period will be approximately $[●] per share.

Assuming the Extension Proposal is approved and implemented, the initial Monthly Amount will be deposited in the Trust Account on or about January 27, 2023. Each additional Monthly Amount will be deposited in the Trust Account within seven calendar days from the 28th of such calendar month (or portion thereof). The Loans are conditioned upon the implementation of the Extension. The Loans will not occur if the Extension Amendment is not approved. The amount of the Loans will not bear interest and will be repayable by us to the Investor or its designees upon consummation of an initial Business Combination. Our Board will have the sole discretion whether to extend for additional calendar months until July 19, 2023 and if our Board determines not to continue extending for additional calendar months, the Investor or its designees will not make additional Loans following such determination.

You are not being asked to vote on a Business Combination at this time. If the Extension is implemented and you do not elect to redeem your public shares, provided that you are a shareholder on the record date for a meeting to consider a Business Combination in the future, you will retain the right to vote on a Business Combination if and when it is submitted to shareholders and the right to redeem your public shares for cash in the event a Business Combination is approved and completed or we have not consummated a Business Combination by the Extended Date.

If the Extension Amendment Proposal is approved, and the Extension is implemented, the removal of the Withdrawal Amount from the Trust Account in connection with the Election will reduce the amount held in the Trust Account. The Company cannot predict the amount that will remain in the Trust Account if the Extension Amendment Proposal is approved.

Redemption Rights

If the Extension Amendment Proposal is approved, and the Extension is implemented, each public shareholder may seek to redeem its public shares at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest not previously released to the Company to pay its taxes, divided by the number of then outstanding public shares. Holders of public shares who do not elect to redeem their public shares in connection with the Extension will retain the right to redeem their public shares in connection with any shareholder vote to approve a proposed Business Combination, or if the Company has not consummated a Business Combination by the Extended Date.

TO EXERCISE YOUR REDEMPTION RIGHTS, YOU MUST SUBMIT A REQUEST IN WRITING THAT WE REDEEM YOUR PUBLIC SHARES FOR CASH TO CONTINENTAL STOCK TRANSFER & TRUST COMPANY AT THE ADDRESS BELOW, AND, AT THE SAME TIME, ENSURE YOUR BANK OR BROKER COMPLIES WITH THE REQUIREMENTS IDENTIFIED ELSEWHERE HEREIN, INCLUDING DELIVERING YOUR SHARES TO THE TRANSFER AGENT PRIOR TO THE VOTE ON THE EXTENSION AMENDMENT PROPOSAL.

In connection with tendering your shares for redemption, prior to 5:00 p.m. Eastern Time on [●], 2023 (two business days before the Special Meeting) (or such later date as approved by the Company in its sole discretion), you must elect either to physically tender your share certificates to Continental Stock Transfer & Trust Company, 1 State Street Plaza, 30th Floor, New York, New York 10004, Attn: Mark Zimkind, mzimkind@continentalstock.com, or to deliver your shares to the transfer agent electronically using DTC’s DWAC system, which election would likely be determined based on the manner in which you hold your shares. The requirement for physical or electronic delivery prior to 5:00 p.m. Eastern Time on [●], 2023 (two business days before the Special Meeting) (or such later date as approved by the Company in its sole discretion) ensures that a redeeming holder’s election is irrevocable once the Extension Amendment Proposal is approved. In furtherance of such irrevocable election, shareholders making the election will not be able to tender their shares after the vote at the Special Meeting. Notwithstanding the foregoing, the Company, in its sole discretion may accept redemption requests following [●], 2023.

Through the DWAC system, this electronic delivery process can be accomplished by the shareholder, whether or not it is a record holder or its shares are held in “street name,” by contacting the transfer agent or its broker and requesting delivery of its shares through the DWAC system. Delivering shares physically may take significantly longer. In order to obtain a physical share certificate, a shareholder’s broker and/or clearing broker, DTC, and the Company’s transfer agent will need to act together to facilitate this request. There is a nominal cost associated with the above-referenced tendering process and the act of certificating the shares or delivering them through the DWAC system. The transfer agent will typically charge the tendering broker $100 and the broker would determine whether or not to pass this cost on to the redeeming holder. It is the Company’s understanding that shareholders should generally allot at least two weeks to obtain physical certificates from the transfer agent. The Company does not have any control over this process or over the brokers or DTC, and it may take longer than two weeks to obtain a physical share certificate. Such shareholders will have less time to make their investment decision than those shareholders that deliver their shares through the DWAC system. Shareholders who request physical share certificates and wish to redeem may be unable to meet the deadline for tendering their shares before exercising their redemption rights and thus will be unable to redeem their shares.

Certificates that have not been tendered in accordance with these procedures prior to 5:00 p.m. Eastern Time on [●], 2023 (two business days before the Special Meeting) (or such later date as approved by the Company in its sole discretion) will not be redeemed for cash held in the Trust Account on the redemption date. In the event that a public shareholder tenders its shares and decides prior to the vote at the Special Meeting that it does not want to redeem its shares, the shareholder may withdraw the tender. If you delivered your shares for redemption to our transfer agent and decide prior to the vote at the Special Meeting not to redeem your public shares, you may request that our transfer agent return the shares (physically or electronically). You may make such request by contacting our transfer agent at the address listed above. In the event that a public shareholder tenders shares and the Extension Amendment Proposal is not approved, these shares will not be redeemed and the physical certificates representing these shares will be returned to the shareholder promptly following the determination that the Extension Amendment Proposal will not be approved. The Company anticipates that a public shareholder who tenders shares for redemption in connection with the vote to approve the Extension Amendment Proposal would receive payment of the redemption price for such shares soon after the completion of the Extension Amendment. The transfer agent will hold the certificates of public shareholders that make the election until such shares are redeemed for cash or returned to such shareholders.

If properly demanded, the Company will redeem each public share for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest not previously released to the Company to pay its taxes, divided by the number of then outstanding public shares. Based upon the current amount in the Trust Account, the Company anticipates that the per-share price at which public shares will be redeemed from cash held in the Trust Account will be approximately $[●] at the time of the Special Meeting. The closing price of the Company’s ordinary shares on [●], 2022 was $[●].

If you exercise your redemption rights, you will be exchanging your ordinary shares for cash and will no longer own the shares. You will be entitled to receive cash for these shares only if you properly demand redemption and tender your share certificate(s) to the Company’s transfer agent prior to 5:00 p.m. Eastern Time on [●], 2023 (two business days before the Special Meeting) (or such later date as approved by the Company in its sole discretion). If the Extension Amendment Proposal is approved, the Company anticipates that a public shareholder who tenders shares for redemption in connection with the vote to approve the Extension Amendment Proposal would receive payment of the redemption price for such shares soon after the completion of the Extension. If the Extension Amendment Proposal is not approved or if they are abandoned, these shares will be returned promptly following the Special Meeting as described above.

UNITED STATES FEDERAL INCOME TAX CONSIDERATIONS

The following is a summary of the material U.S. federal income tax consequences to the Company’s shareholders with respect to the exercise of redemption rights in connection with the approval of the Extension Amendment Proposal. Because the components of each unit are separable at the option of the holder, the holder of a unit generally should be treated, for U.S. federal income tax purposes, as the owner of the underlying public share and warrant components of the unit. This summary is based upon the Internal Revenue Code of 1986, as amended (the “Code”), the regulations promulgated by the U.S. Treasury Department, current administrative interpretations and practices of the Internal Revenue Services (the “IRS”) (including administrative interpretations and practices expressed in private letter rulings which are binding on the IRS only with respect to the particular taxpayers who requested and received those rulings) and judicial decisions, all as currently in effect and all of which are subject to differing interpretations or to change, possibly with retroactive effect. No assurance can be given that the IRS would not assert, or that a court would not sustain, a position contrary to any of the tax considerations described below. No advance ruling has been or will be sought from the IRS regarding any matter discussed in this summary. This summary does not discuss the impact that U.S. state and local taxes and taxes imposed by non-U.S. jurisdictions could have on the matters discussed in this summary. This summary does not purport to discuss all aspects of U.S. federal income taxation that may be important to a particular shareholder in light of its investment or tax circumstances or to shareholders subject to special tax rules, such as:

●	certain U.S. expatriates;

●	traders in securities that elect mark-to-market treatment;

●	S corporations;

●	U.S. shareholders (as defined below) whose functional currency is not the U.S. dollar;

●	financial institutions;

●	mutual funds;

●	qualified plans, such as 401(k) plans, individual retirement accounts, etc.;

●	insurance companies;

●	broker-dealers;

●	regulated investment companies (or RICs);

●	real estate investment trusts (or REITs);

●	persons holding shares as part of a “straddle,” “hedge,” “conversion transaction,” “synthetic security” or other integrated investment;

●	persons subject to the alternative minimum tax provisions of the Code;

●	tax-exempt organizations;

●	persons subject to applicable financial statement accounting rules under Section 451(b) of the Code;

●	persons that actually or constructively own 5 percent or more of the Company’s shares; and

●	Redeeming Non-U.S. Holders (as defined below, and except as otherwise discussed below).

If any partnership (including for this purpose any entity treated as a partnership for U.S. federal income tax purposes) holds shares, the tax treatment of a partner generally will depend on the status of the partner and the activities of the partner and the partnership. This summary does not address any tax consequences to any partnership that holds our securities (or to any direct or indirect partner of such partnership). If you are a partner of a partnership holding the Company’s securities, you should consult your tax advisor. This summary assumes that shareholders hold the Company’s securities as capital assets within the meaning of Section 1221 of the Code, which generally means as property held for investment and not as a dealer or for sale to customers in the ordinary course of the shareholder’s trade or business.

WE URGE HOLDERS OF ORDINARY SHARES CONTEMPLATING EXERCISE OF THEIR REDEMPTION RIGHTS TO CONSULT THEIR TAX ADVISOR REGARDING THE U.S. FEDERAL, STATE, LOCAL, AND FOREIGN INCOME AND OTHER TAX CONSEQUENCES THEREOF.

U.S. Federal Income Tax Considerations to U.S. Shareholders

This section is addressed to Redeeming U.S. Holders (as defined below) of the Company’s shares that elect to have their shares redeemed for cash as described in the section entitled “The Extension Amendment Proposal — Redemption Rights.” For purposes of this discussion, a “Redeeming U.S. Holder” is a beneficial owner that so redeems its shares and is:

●	a citizen or resident of the United States;

●	a corporation (including an entity treated as a corporation for U.S. federal income tax purposes) created or organized in or under the laws of the United States or any political subdivision thereof;

●	an estate whose income is subject to U.S. federal income taxation regardless of its source; or

●	any trust if (1) a U.S. court is able to exercise primary supervision over the administration of such trust and one or more U.S. persons have the authority to control all substantial decisions of the trust or (2) it has a valid election in place to be treated as a U.S. person.

Tax Treatment of the Redemption — In General

The balance of the discussion under this heading is subject in its entirety to the discussion below under the heading “— Passive Foreign Investment Company Rules.” If we are considered a “passive foreign investment company” for these purposes (which we will be, unless a “start up” exception applies), then the tax consequences of the redemption will be as outlined in that discussion, below.

A Redeeming U.S. Holder will generally recognize capital gain or loss equal to the difference between the amount realized on the redemption and such shareholder’s adjusted basis in the shares exchanged therefor if the Redeeming U.S. Holder’s ownership of shares is completely terminated or if the redemption meets certain other tests described below. Special constructive ownership rules apply in determining whether a Redeeming U.S. Holder’s ownership of shares is treated as completely terminated (and in general, such Redeeming U.S. Holder may not be considered to have completely terminated its interest if it continues to hold our warrants). If gain or loss treatment applies, such gain or loss will be long-term capital gain or loss if the holding period of such shares is more than one year at the time of the exchange. It is possible that because of the redemption rights associated with our shares, the holding period of such shares may not be considered to begin until the date of such redemption (and thus it is possible that long-term capital gain or loss treatment may not apply to shares redeemed in the redemption). Shareholders who hold different blocks of shares (generally, shares purchased or acquired on different dates or at different prices) should consult their tax advisors to determine how the above rules apply to them.

Cash received upon redemption that does not completely terminate the Redeeming U.S. Holder’s interest will still give rise to capital gain or loss, if the redemption is either (i) “substantially disproportionate” or (ii) “not essentially equivalent to a dividend.” In determining whether the redemption is substantially disproportionate or not essentially equivalent to a dividend with respect to a Redeeming U.S. Holder, that Redeeming U.S. Holder is deemed to own not just shares actually owned but also shares underlying rights to acquire our shares (including for these purposes our warrants) and, in some cases, shares owned by certain family members, certain estates and trusts of which the Redeeming U.S. Holder is a beneficiary, and certain affiliated entities.

Generally, the redemption will be “substantially disproportionate” with respect to the Redeeming U.S. Holder if (i) the Redeeming U.S. Holder’s percentage ownership of the outstanding voting shares (including all classes which carry voting rights) of the Company is reduced immediately after the redemption to less than 80% of the Redeeming U.S. Holder’s percentage interest in such shares immediately before the redemption; (ii) the Redeeming U.S. Holder’s percentage ownership of the outstanding shares (both voting and nonvoting) immediately after the redemption is reduced to less than 80% of such percentage ownership immediately before the redemption; and (iii) the Redeeming U.S. Holder owns, immediately after the redemption, less than 50% of the total combined voting power of all classes of shares of the Company entitled to vote. Whether the redemption will be considered “not essentially equivalent to a dividend” with respect to a Redeeming U.S. Holder will depend upon the particular circumstances of that U.S. holder. At a minimum, however, the redemption must result in a meaningful reduction in the Redeeming U.S. Holder’s actual or constructive percentage ownership of the Company. The IRS has ruled that any reduction in a shareholder’s proportionate interest is a “meaningful reduction” if the shareholder’s relative interest in the corporation is minimal and the shareholder does not have meaningful control over the corporation.

If none of the redemption tests described above give rise to capital gain or loss, the consideration paid to the Redeeming U.S. Holder will be treated as dividend income for U.S. federal income tax purposes to the extent of our current or accumulated earnings and profits. However, for the purposes of the dividends-received deduction and of “qualified dividend” treatment, due to the redemption right, a Redeeming U.S. Holder may be unable to include the time period prior to the redemption in the shareholder’s “holding period.” Any distribution in excess of our earnings and profits will reduce the Redeeming U.S. Holder’s basis in the shares (but not below zero), and any remaining excess will be treated as gain realized on the sale or other disposition of the shares.

As these rules are complex, U.S. holders of shares considering exercising their redemption rights should consult their own tax advisors as to whether the redemption will be treated as a sale or as a distribution under the Code.

Certain Redeeming U.S. Holders who are individuals, estates or trusts pay a 3.8% tax on all or a portion of their “net investment income” or “undistributed net investment income” (as applicable), which may include all or a portion of their capital gain or dividend income from their redemption of shares. Redeeming U.S. Holders should consult their tax advisors regarding the effect, if any, of the net investment income tax.

Passive Foreign Investment Company Rules

A foreign (i.e., non-U.S.) corporation will be a passive foreign investment company (or “PFIC”) for U.S. tax purposes if at least 75% of its gross income in a taxable year, including its pro rata share of the gross income of any corporation in which it is considered to own at least 25% of the shares by value, is passive income. Alternatively, a foreign corporation will be a PFIC if at least 50% of its assets in a taxable year of the foreign corporation, ordinarily determined based on fair market value and averaged quarterly over the year, including its pro rata share of the assets of any corporation in which it is considered to own at least 25% of the shares by value, are held for the production of, or produce, passive income. Passive income generally includes dividends, interest, rents and royalties (other than rents or royalties derived from the active conduct of a trade or business) and gains from the disposition of passive assets.

Because we are a blank check company, with no current active business, we believe that it is likely that we have met the PFIC asset or income test beginning with our initial taxable year. However, pursuant to a start-up exception, a corporation will not be a PFIC for the first taxable year the corporation has gross income, if (1) no predecessor of the corporation was a PFIC; (2) the corporation satisfies the IRS that it will not be a PFIC for either of the first two taxable years following the start-up year; and (3) the corporation is not in fact a PFIC for either of those years. The actual PFIC status of the Company for its current taxable year or any subsequent taxable year will not be determinable until after the end of such taxable year. If we do not satisfy the start-up exception, we will likely be considered a PFIC since our date of formation, and will continue to be treated as a PFIC until we no longer satisfy the PFIC tests (although, as stated below, in general the PFIC rules would continue to apply to any U.S. holder who held our securities at any time we were considered a PFIC).

If we are determined to be a PFIC for any taxable year (or portion thereof) that is included in the holding period of a Redeeming U.S. Holder of our shares or warrants and, in the case of our shares, the Redeeming U.S. Holder did not make either a timely QEF election for our first taxable year as a PFIC in which the Redeeming U.S. Holder held (or was deemed to hold) shares or a timely “mark to market” election, in each case as described below, such holder generally will be subject to special rules with respect to:

●	any gain recognized by the Redeeming U.S. Holder on the sale or other disposition of its shares or warrant (which would include the redemption, if such redemption is treated as a sale under the rules discussed under the heading “— Tax Treatment of the Redemption — In General,” above); and

●	any “excess distribution” made to the Redeeming U.S. Holder (generally, any distributions to such Redeeming U.S. Holder during a taxable year of the Redeeming U.S. Holder that are greater than 125% of the average annual distributions received by such Redeeming U.S. Holder in respect of the shares during the three preceding taxable years of such Redeeming U.S. Holder or, if shorter, such Redeeming U.S. Holder’s holding period for the shares), which may include the redemption to the extent such redemption is treated as a distribution under the rules discussed under the heading “— Tax Treatment of the Redemption — In General,” above.

Under these special rules,

●	the Redeeming U.S. Holder’s gain or excess distribution will be allocated ratably over the Redeeming U.S. Holder’s holding period for the shares or warrants;

●	the amount allocated to the Redeeming U.S. Holder’s taxable year in which the Redeeming U.S. Holder recognized the gain or received the excess distribution, or to the period in the Redeeming U.S. Holder’s holding period before the first day of our first taxable year in which we are a PFIC, will be taxed as ordinary income;

●	the amount allocated to other taxable years (or portions thereof) of the Redeeming U.S. Holder and included in its holding period will be taxed at the highest tax rate in effect for that year and applicable to the Redeeming U.S. Holder; and

●	the interest charge generally applicable to underpayments of tax will be imposed in respect of the tax attributable to each such other taxable year of the Redeeming U.S. Holder.

In general, if we are determined to be a PFIC, a Redeeming U.S. Holder may avoid the PFIC tax consequences described above in respect to our shares (but not our warrants) by making a timely QEF election (if eligible to do so) to include in income its pro rata share of our net capital gains (as long-term capital gain) and other earnings and profits (as ordinary income), on a current basis, in each case whether or not distributed, in the taxable year of the Redeeming U.S. Holder in which or with which our taxable year ends. In general, a QEF election must be made on or before the due date (including extensions) for filing such Redeeming U.S. Holder’s tax return for the taxable year for which the election relates. A Redeeming U.S. Holder may make a separate election to defer the payment of taxes on undistributed income inclusions under the QEF rules, but if deferred, any such taxes will be subject to an interest charge.

A Redeeming U.S. Holder may not make a QEF election with respect to its warrants to acquire our shares. As a result, if a Redeeming U.S. Holder sells or otherwise disposes of such warrants (other than upon exercise of such warrants), any gain recognized generally will be subject to the special tax and interest charge rules treating the gain as an excess distribution, as described above, if we were a PFIC at any time during the period the Redeeming U.S. Holder held the warrants. If a Redeeming U.S. Holder that exercises such warrants properly makes a QEF election with respect to the newly acquired shares (or has previously made a QEF election with respect to our shares), the QEF election will apply to the newly acquired shares, but the adverse tax consequences relating to PFIC shares, adjusted to take into account the current income inclusions resulting from the QEF election, will continue to apply with respect to such newly acquired shares (which generally will be deemed to have a holding period for purposes of the PFIC rules that includes the period the Redeeming U.S. Holder held the warrants), unless the Redeeming U.S. Holder makes a purging election. The purging election creates a deemed sale of such shares at their fair market value. The gain recognized by the purging election will be subject to the special tax and interest charge rules treating the gain as an excess distribution, as described above. As a result of the purging election, the Redeeming U.S. Holder will have a new basis and holding period in the shares acquired upon the exercise of the warrants for purposes of the PFIC rules.

It is unclear if a Redeeming U.S. Holder would be permitted to make a QEF election with respect to its rights to acquire our shares. The remainder of this paragraph assumes that a QEF election is not available with respect to our rights. As a result, if a Redeeming U.S. Holder sells or otherwise disposes of such rights (other than pursuant to the terms of such rights), any gain recognized generally may be subject to the special tax and interest charge rules treating the gain as an excess distribution, as described above, if we were a PFIC at any time during the period the Redeeming U.S. Holder held the rights. If a Redeeming U.S. Holder that receives shares pursuant to such rights properly makes a QEF election with respect to the newly acquired shares (or has previously made a QEF election with respect to our shares), the QEF election will apply to the newly acquired shares, but the adverse tax consequences relating to PFIC shares, adjusted to take into account the current income inclusions resulting from the QEF election, will continue to apply with respect to such newly acquired shares (which generally will be deemed to have a holding period for purposes of the PFIC rules that includes the period the Redeeming U.S. Holder held the rights), unless the Redeeming U.S. Holder makes a purging election under the PFIC rules. The purging election creates a deemed sale of such shares at their fair market value. The gain recognized by the purging election will be subject to the special tax and interest charge rules treating the gain as an excess distribution, as described above. As a result of the purging election, the Redeeming U.S. Holder will have a new basis and holding period in the shares acquired pursuant to the terms of rights for purposes of the PFIC rules.

The QEF election is made on a shareholder-by-shareholder basis and, once made, can be revoked only with the consent of the IRS. A QEF election may not be made with respect to our warrants. A Redeeming U.S. Holder generally makes a QEF election by attaching a completed IRS Form 8621 (Return by a Shareholder of a Passive Foreign Investment Company or Qualified Electing Fund), including the information provided in a PFIC annual information statement, to a timely filed U.S. federal income tax return for the tax year to which the election relates. Retroactive QEF elections generally may be made only by filing a protective statement with such return and if certain other conditions are met or with the consent of the IRS. Redeeming U.S. Holders should consult their own tax advisors regarding the availability and tax consequences of a retroactive QEF election under their particular circumstances.

In order to comply with the requirements of a QEF election, a Redeeming U.S. Holder must receive a PFIC annual information statement from us. If we determine we are a PFIC for any taxable year, we will endeavor to provide to a Redeeming U.S. Holder such information as the IRS may require, including a PFIC annual information statement, in order to enable the Redeeming U.S. Holder to make and maintain a QEF election. However, there is no assurance that we will have timely knowledge of our status as a PFIC in the future or of the required information to be provided.

If a Redeeming U.S. Holder has made a QEF election with respect to our shares, and the special tax and interest charge rules do not apply to such shares (because of a timely QEF election for our first taxable year as a PFIC in which the Redeeming U.S. Holder holds (or is deemed to hold) such shares or a purge of the PFIC taint pursuant to a purging election, as described above), any gain recognized on the sale of our shares generally will be taxable as capital gain and no interest charge will be imposed. As discussed above, Redeeming U.S. Holders of a QEF are currently taxed on their pro rata shares of its earnings and profits, whether or not distributed. In such case, a subsequent distribution of such earnings and profits that were previously included in income generally should not be taxable as a dividend to such Redeeming U.S. Holders. The tax basis of a Redeeming U.S. Holder’s shares in a QEF will be increased by amounts that are included in income, and decreased by amounts distributed but not taxed as dividends, under the above rules. Similar basis adjustments apply to property if by reason of holding such property the Redeeming U.S. Holder is treated under the applicable attribution rules as owning shares in a QEF.

Although a determination as to our PFIC status will be made annually, a determination that we are a PFIC for any particular year will generally apply for subsequent years to a Redeeming U.S. Holder who held shares or warrants while we were a PFIC, whether or not we meet the test for PFIC status in those subsequent years. A Redeeming U.S. Holder who makes the QEF election discussed above for our first taxable year as a PFIC in which the Redeeming U.S. Holder holds (or is deemed to hold) our shares and receives the requisite PFIC annual information statement, however, will not be subject to the PFIC tax and interest charge rules discussed above in respect to such shares. In addition, such Redeeming U.S. Holder will not be subject to the QEF inclusion regime with respect to such shares for any taxable year of us that ends within or with a taxable year of the Redeeming U.S. Holder and in which we are not a PFIC. On the other hand, if the QEF election is not effective for each of our taxable years in which we are a PFIC and the Redeeming U.S. Holder holds (or is deemed to hold) our shares, the PFIC rules discussed above will continue to apply to such shares unless the holder makes a purging election, as described above, and pays the tax and interest charge with respect to the gain inherent in such shares attributable to the pre-QEF election period.

Alternatively, if a Redeeming U.S. Holder, at the close of its taxable year, owns shares in a PFIC that are treated as marketable stock, the Redeeming U.S. Holder may make a mark-to-market election with respect to such shares for such taxable year. If the Redeeming U.S. Holder makes a valid mark-to-market election for the first taxable year of the Redeeming U.S. Holder in which the Redeeming U.S. Holder holds (or is deemed to hold) shares and for which we are determined to be a PFIC, such holder generally will not be subject to the PFIC rules described above in respect to its shares. Instead, in general, the Redeeming U.S. Holder will include as ordinary income each year the excess, if any, of the fair market value of its shares at the end of its taxable year over the adjusted basis in its shares. The Redeeming U.S. Holder also will be allowed to take an ordinary loss in respect of the excess, if any, of the adjusted basis of its shares over the fair market value of its shares at the end of its taxable year (but only to the extent of the net amount of previously included income as a result of the mark-to-market election). The Redeeming U.S. Holder’s basis in its shares will be adjusted to reflect any such income or loss amounts, and any further gain recognized on a sale or other taxable disposition of the shares will be treated as ordinary income. Currently, a mark-to-market election may not be made with respect to our warrants.

The mark-to-market election is available only for stock that is regularly traded on a national securities exchange that is registered with the Securities and Exchange Commission, including the Nasdaq Capital Market, or on a foreign exchange or market that the IRS determines has rules sufficient to ensure that the market price represents a legitimate and sound fair market value. Redeeming U.S. Holders should consult their own tax advisors regarding the availability and tax consequences of a mark-to-market election in respect to our shares under their particular circumstances.

If we are a PFIC and, at any time, have a foreign subsidiary that is classified as a PFIC, Redeeming U.S. Holders generally would be deemed to own a portion of the shares of such lower-tier PFIC, and generally could incur liability for the deferred tax and interest charge described above if we receive a distribution from, or dispose of all or part of our interest in, the lower-tier PFIC or the Redeeming U.S. Holders otherwise were deemed to have disposed of an interest in the lower-tier PFIC. We will endeavor to cause any lower-tier PFIC to provide to a Redeeming U.S. Holder the information that may be required to make or maintain a QEF election with respect to the lower-tier PFIC. However, there is no assurance that we will have timely knowledge of the status of any such lower-tier PFIC. In addition, we may not hold a controlling interest in any such lower-tier PFIC and thus there can be no assurance we will be able to cause the lower-tier PFIC to provide the required information. Redeeming U.S. Holders are urged to consult their own tax advisors regarding the tax issues raised by lower-tier PFICs.

A Redeeming U.S. Holder that owns (or is deemed to own) shares in a PFIC during any taxable year of the Redeeming U.S. Holder, may have to file an IRS Form 8621 (whether or not a QEF or market-to-market election is made) and such other information as may be required by the U.S. Treasury Department.

The application of the PFIC rules is extremely complex. Shareholders who are considering participating in the redemption and/or selling, transferring or otherwise disposing of their shares should consult with their tax advisors concerning the application of the PFIC rules in their particular circumstances.

U.S. Federal Income Tax Considerations to Non-U.S. Shareholders

This section is addressed to Redeeming Non-U.S. Holders (as defined below) of the Company’s shares that elect to have their shares redeemed for cash as described in the section entitled “The Extension Amendment Proposal — Redemption Rights.” For purposes of this discussion, a “Redeeming Non-U.S. Holder” is a beneficial owner (other than a partnership or entity treated as a partnership for U.S. federal income tax purposes) that so redeems its shares and is not a Redeeming U.S. Holder.

Except as otherwise discussed in this section, a Redeeming Non-U.S. Holder who elects to have its shares redeemed will generally be treated in the same manner as a U.S. shareholder for U.S. federal income tax purposes. See the discussion above under “U.S. Federal Income Tax Considerations to U.S. Shareholders.”

Any Redeeming Non-U.S. Holder will not be subject to U.S. federal income tax on any capital gain recognized as a result of the exchange unless:

●	such shareholder is an individual who is present in the United States for 183 days or more during the taxable year in which the redemption takes place and certain other conditions are met; or

●	such shareholder is engaged in a trade or business within the United States and any gain recognized in the exchange is treated as effectively connected with such trade or business (and, if an income tax treaty applies, the gain is attributable to a permanent establishment maintained by such holder in the United States), in which case the Redeeming Non-U.S. Holder will generally be subject to the same treatment as a Redeeming U.S. Holder with respect to the exchange, and a corporate Redeeming Non-U.S. Holder may be subject to an additional branch profits tax at a 30% rate (or lower rate as may be specified by an applicable income tax treaty).

With respect to any redemption treated as a distribution rather than a sale, any amount treated as dividend income to a Redeeming Non-U.S. Holder will generally be subject to U.S. withholding tax at a rate of 30%, unless the Redeeming Non-U.S. Holder is entitled to a reduced rate of withholding under an applicable income tax treaty. Dividends received by a Redeeming Non-U.S. Holder that are effectively connected with such holder’s conduct of a U.S. trade or business (and, if an income tax treaty applies, such dividends are attributable to a permanent establishment maintained by the Redeeming Non-U.S. Holder in the United States), will be taxed as discussed above under “U.S. Federal Income Tax Considerations to U.S. Shareholders.” In addition, dividends received by a corporate Redeeming Non-U.S. Holder that are effectively connected with the holder’s conduct of a U.S. trade or business may also be subject to an additional branch profits tax at a rate of 30% or such lower rate as may be specified by an applicable income tax treaty.

Non-U.S. holders of shares considering exercising their redemption rights should consult their own tax advisors as to whether the redemption of their shares will be treated as a sale or as a distribution under the Code.

Under the Foreign Account Tax Compliance Act (“FATCA”) and U.S. Treasury regulations and administrative guidance thereunder, a 30% United States federal withholding tax may apply to certain income paid to (i) a “foreign financial institution” (as specifically defined in FATCA), whether such foreign financial institution is the beneficial owner or an intermediary, unless such foreign financial institution agrees to verify, report and disclose its United States “account” holders (as specifically defined in FATCA) and meets certain other specified requirements or (ii) a non-financial foreign entity, whether such non-financial foreign entity is the beneficial owner or an intermediary, unless such entity provides a certification that the beneficial owner of the payment does not have any substantial United States owners or provides the name, address and taxpayer identification number of each such substantial United States owner and certain other specified requirements are met. In certain cases, the relevant foreign financial institution or non-financial foreign entity may qualify for an exemption from, or be deemed to be in compliance with, these rules. Redeeming Non-U.S. Holders should consult their own tax advisors regarding this legislation and whether it may be relevant to their disposition of their shares or warrants.

Backup Withholding

In general, proceeds received from the exercise of redemption rights will be subject to backup withholding for a non-corporate Redeeming U.S. Holder that:

●	fails to provide an accurate taxpayer identification number;

●	is notified by the IRS regarding a failure to report all interest or dividends required to be shown on his or her federal income tax returns; or

●	in certain circumstances, fails to comply with applicable certification requirements.

A Redeeming Non-U.S. Holder generally may eliminate the requirement for information reporting and backup withholding by providing certification of its foreign status, under penalties of perjury, on a duly executed applicable IRS Form W-8 or by otherwise establishing an exemption.

Any amount withheld under these rules will be creditable against the Redeeming U.S. Holder’s or Redeeming Non-U.S. Holder’s U.S. federal income tax liability or refundable to the extent that it exceeds this liability, provided that the required information is timely furnished to the IRS and other applicable requirements are met.

As previously noted above, the foregoing discussion of certain material U.S. federal income tax consequences is included for general information purposes only and is not intended to be, and should not be construed as, legal or tax advice to any shareholder. We once again urge you to consult with your own tax adviser to determine the particular tax consequences to you (including the application and effect of any U.S. federal, state, local or foreign income or other tax laws) of the receipt of cash in exchange for shares in connection with the Extension Amendment Proposal.

THE SPECIAL MEETING

Overview

Date, Time and Place. The Special Meeting of the Company’s shareholders will be held at [●] Eastern Time on [●], 2023. You will be able to attend virtually to vote your shares and submit questions during the Special Meeting via a live webcast available at https://www.cstproxy.com/[●]. The meeting will be held virtually over the internet by means of a live audio webcast. For the purposes of Cayman Islands law and the Amended and Restated Articles of Association of the Company, the Special Meeting may also be attended in person at 545 West 25th Street, 20th Floor, New York, NY 10001. Only shareholders who own ordinary shares as of the close of business on the record date will be entitled to attend the virtual meeting.

To register for the virtual meeting, please follow these instructions as applicable to the nature of your ownership of our ordinary shares.

If your shares are registered in your name with our transfer agent and you wish to attend the online-only virtual meeting, go to https://www.cstproxy.com/[●], enter the control number you received on your proxy card and click on the “Click here” to preregister for the online meeting link at the top of the page. Just prior to the start of the meeting you will need to log back into the meeting site using your control number. Pre-registration is recommended but is not required in order to attend.

Beneficial shareholders who wish to attend the online-only virtual meeting must obtain a legal proxy by contacting their account representative at the bank, broker, or other nominee that holds their shares and e-mail a copy (a legible photograph is sufficient) of their legal proxy to proxy@continentalstock.com. Beneficial shareholders who e-mail a valid legal proxy will be issued a meeting control number that will allow them to register to attend and participate in the online-only meeting. After contacting our transfer agent a beneficial holder will receive an e-mail prior to the meeting with a link and instructions for entering the virtual meeting. Beneficial shareholders should contact our transfer agent at least five business days prior to the meeting date.

Voting Power; Record Date. You will be entitled to vote or direct votes to be cast at the Special Meeting, if you owned the Company’s ordinary shares at the close of business on December 23, 2022, the record date for the Special Meeting. You will have one vote per proposal for each ordinary share of the Company you owned at that time. The Company’s warrants do not carry voting rights.

Votes Required. Approval of the Extension Amendment Proposal will require a special resolution under Cayman Islands law, which requires the affirmative vote of a at least two-thirds of the shareholders entitled to vote who attend and vote at a general meeting of the Company, including the Founder Shares. If you do not vote or you abstain from voting on a proposal, your action will have the same effect as an “AGAINST” vote. Broker non-votes will have the same effect as “AGAINST” votes.

At the close of business on the record date of the Special Meeting, there were 28,750,000 ordinary shares issued and outstanding, consisting of 23,000,000 Class A ordinary shares and 5,750,000 Class B ordinary shares, each of which entitles its holder to cast one vote per proposal.

If you do not want the Extension Amendment Proposal approved, you must abstain, not vote, or vote “AGAINST” the Extension Amendment. You will be entitled to redeem your public shares for cash in connection with this vote whether or not you vote on the Extension Amendment Proposal so long as you elect to redeem your public shares for a pro rata portion of the funds available in the Trust Account in connection with the Extension Amendment Proposal. The Company anticipates that a public shareholder who tenders shares for redemption in connection with the vote to approve the Extension Amendment Proposal would receive payment of the redemption price for such shares soon after the completion of the Extension Amendment Proposal.

Proxies; Board Solicitation; Proxy Solicitor. Your proxy is being solicited on behalf of the Board on the proposals being presented to shareholders at the Special Meeting. The Company has engaged Advantage to assist in the solicitation of proxies for the Special Meeting. No recommendation is being made as to whether you should elect to redeem your public shares. Proxies may be solicited in person or by telephone. If you grant a proxy, you may still revoke your proxy and vote your shares online at the Special Meeting if you are a holder of record of the Company’s ordinary shares. You may contact Advantage at (877) 870-8565 (toll free) or by email at ksmith@advantageproxy.com.

Required Vote

A special resolution under Cayman Islands law, which requires the affirmative vote of a at least two-thirds of the shareholders entitled to vote who attend and vote at a general meeting of the Company, including the Founder Shares, is required to approve the Extension Amendment Proposal. If the Extension Amendment Proposal is not approved, the Extension Amendment will not be implemented and, if a Business Combination has not been consummated, the Company will be required by its charter to (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem 100% of the outstanding public shares at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including any interest not previously released to us (net of taxes payable), divided by the number of then outstanding public shares, which redemption will completely extinguish public members’ rights as members (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining shareholders and the Board in accordance with applicable law, dissolve and liquidate, subject in each case to the Company’s obligations under the Cayman Islands law to provide for claims of creditors and other requirements of applicable law. Shareholder approval of the Extension Amendment is essential to the overall implementation of our Board’s plan to extend the date by which we must consummate a Business Combination. Therefore, our Board will abandon and not implement such the Extension Amendment unless our shareholders approve the Extension Amendment Proposal. Notwithstanding shareholder approval of the Extension Amendment Proposal, our Board will retain the right to abandon and not implement the Extension Amendment at any time without any further action by our shareholders. Additionally, if the Transfer Agreement does not close, our Board will abandon and not implement the Extension Amendment.

The Sponsor, Investor and all of our directors, executive officers and their affiliates are expected to vote any ordinary shares owned by them in favor of the Extension Amendment Proposal. On the record date, the Sponsor, our directors and executive officers, and their affiliates beneficially owned and were entitled to vote an aggregate of 5,750,000 Founder Shares, representing approximately 20.0% of the Company’s issued and outstanding ordinary shares.

Interests of the Sponsor, Investor, Directors and Officers and New Management

When you consider the recommendation of our Board, you should keep in mind that the Sponsor, Investor, executive officers and members of our Board have interests that may be different from, or in addition to, your interests as a shareholder. These interests include, among other things:

●	the fact that the 5,750,000 Founder Shares and 6,000,000 Private Placement Warrants now held by the Sponsor will be worthless if a Business Combination is not consummated;

●	the fact that the Sponsor holds promissory notes in the principal amount of $[●] outstanding as of [●], 2022;

●	the fact that approval of the Extension is a condition to the effectiveness of the Transfer from the Sponsor to the Investor;

●	the fact that in order to finance transaction costs in connection with a Business Combination, the Sponsor may lend us funds as may be required, up to $1,500,000 of which may be convertible into warrants of the post-Business Combination Entity at a price of $1.00 per warrant at the option of the Sponsor. The warrants would be identical to the Private Placement Warrants issued to the Sponsor;

●	the fact that, unless the Company consummates a Business Combination, the Sponsor will not receive reimbursement for any out-of-pocket expenses incurred by it on behalf of the Company ($[●] of such expenses were incurred that had not been reimbursed as of [●], 2022) to the extent that such expenses exceed the amount of available proceeds not deposited in the Trust Account;

●	the fact that, if the Trust Account is liquidated, including in the event we are unable to complete a Business Combination within the required time period, the Sponsor has agreed to indemnify us to ensure that the proceeds in the Trust Account are not reduced below $10.00 per public share, or such lesser per public share amount as is in the Trust Account on the liquidation date, by the claims of prospective target businesses with which we have entered into a letter of intent, confidentiality or other similar agreement or a business combination agreement or claims of any third party for services rendered or products sold to us, but only if such a third party or target business has not executed a waiver of any and all rights to seek access to the Trust Account; and

●	the fact that none of our officers or directors has received any cash compensation for services rendered to the Company.

The Board’s Reasons for the Extension Amendment Proposal and Its Recommendation

As discussed below, after careful consideration of all relevant factors, our Board has determined that the Extension Amendment is in the best interests of the Company and its shareholders. Our Board has approved and declared advisable adoption of the Extension Amendment Proposal and recommends that you vote “FOR” such proposal.

Our charter provides that the Company has until January 27, 2023 to complete the purposes of the Company including, but not limited to, effecting a Business Combination under its terms.

Our charter states that if the Company’s shareholders approve an amendment to the Company’s charter that would affect the substance or timing of the Company’s obligation to redeem 100% of the Company’s public shares if it does not complete a Business Combination before January 27, 2023, the Company will provide its public shareholders with the opportunity to redeem all or a portion of their public shares upon such approval at a per share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest not previously released to the Company to pay its taxes, divided by the number of then outstanding public shares. We believe that this charter provision was included to protect the Company shareholders from having to sustain their investments for an unreasonably long period if the Company failed to find a suitable Business Combination in the timeframe contemplated by the charter.

In addition, the Company’s charter provides that a special resolution under Cayman Islands law, which requires the affirmative vote of a at least two-thirds of the shareholders entitled to vote who attend and vote at a general meeting of the Company, including the Founder Shares, is required to extend our corporate existence, except in connection with, and effective upon the consummation of, a Business Combination. Because we will not be able to conclude a Business Combination within the permitted time period, the Board has determined to seek shareholder approval to extend the date by which we have to complete a Business Combination beyond the current deadline to the Extended Date.

The Company is not asking you to vote on a Business Combination at this time. If the Extension is implemented and you do not elect to redeem your public shares, you will retain the right to vote on a Business Combination in the future and the right to redeem your public shares at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest not previously released to the Company to pay its taxes, divided by the number of then outstanding public shares, in the event a Business Combination is approved and completed or the Company has not consummated another Business Combination by the Extended Date.

After careful consideration of all relevant factors, the Board determined that the Extension Amendment is in the best interests of the Company and its shareholders.

Full Text of the Resolution

“RESOLVED, as a special resolution, that the Second Amended and Restated Memorandum and Articles of Association of Biotech Acquisition Company, in the form attached to the proxy statement as Annex A and incorporated by reference therein, to be adopted immediately by the deletion in their entirety of the Amended and Restated Memorandum and Articles of Association of the Company and the substitution in their place of the Second Amended and Restated Memorandum and Articles of Association.”

Recommendation of the Board

Our Board unanimously recommends that our shareholders vote “FOR” the approval of the Extension Amendment Proposal. Our Board expresses no opinion as to whether you should redeem your public shares.

THE ADJOURNMENT PROPOSAL

Overview

In the event that the number of ordinary shares present in person online or represented by proxy at the Special Meeting and voting “FOR” the Extension Amendment Proposal are insufficient to approve the Extension the Company may move to adjourn the Special Meeting in order to enable the Board to solicit additional proxies in favor of the Extension Amendment Proposal. In that event, the Company will ask its shareholders to vote only upon the Adjournment Proposal and not on the other Proposal discussed in this Proxy Statement. In no event will our Board adjourn the Special Meeting beyond January 27, 2023.

Consequences if the Adjournment Proposal is Not Approved

If the Adjournment Proposal is not approved by our shareholders, our Board may not be able to adjourn the Special Meeting to a later date in the event that there are insufficient votes for the approval of the Extension Amendment Proposal.

Vote Required for Approval

The Adjournment Proposal must be approved by an ordinary resolution under Cayman Islands law, which requires the affirmative vote of a majority of the shareholders who attend and vote at a general meeting of the company. Abstentions and broker non-votes, while considered present for the purposes of establishing a quorum, will not count as votes cast and will have no effect on the outcome of the vote on the Adjournment Proposal. Failure to vote by proxy or to vote in person at the general meeting will have no effect on the outcome of the vote on the Adjournment Proposal.

Full Text of the Resolution

“RESOLVED, as an ordinary resolution, that the adjournment of the extraordinary general meeting to a time and place to be confirmed by the chairman of the extraordinary general meeting be ratified, approved and confirmed in all respects.”

Recommendation of the Board

Our Board unanimously recommends that our shareholders vote “FOR” the approval of the Adjournment Proposal.

INFORMATION ON NEW MANAGEMENT

The following sets forth information regarding (i) the Company’s current officers and directors and (ii) the Company’s officers and directors following the Extension, the effectiveness of the Transfer and expiration of the applicable 10-day waiting period described elsewhere herein. Except with respect to the Transfer Agreement, there is no agreement or understanding between the Company and each current or proposed officer or director pursuant to which he was selected as an officer or director.

Name	Age	Current Position	Position Following Change of Control
Dr. Michael Shleifer	48	Chief Executive Officer and Chairman	None
Ivan Jarry	44	Chief Operating Officer	None
Albert F. Hummel	77	Chief Investment Officer and Director	None
Thomas Fratacci	45	Chief Financial Officer and Treasurer	None
Bruno Montanari	48	Director	None
Paul Bernard	54	Director	None
Aaron Kim	52	Director	None
Laxmi Prasad Palaypu	57	None	Chief Executive Officer, Director
Jon Paul	69	None	Chief Financial Officer
Karl Adam Schoene	61	None	Director
Mark Zorko	70	None	Director
Elizabeth Ann Levy-Navarro	59	None	Director
Gerald P. O’Connor	71	None	Director

The experience of our current directors and executive officers is as follows:

Dr. Michael Shleifer, has served as our Chairman and Chief Executive Officer since September 2020. For more than 20 years, Michael has been a leading driver in healthcare innovation. Michael spent four years at L’Oréal (OTCMKTS: LRLCY) before co-founding SPRIM in 2001, of which he is a Managing Partner and which now employs over 500 people in 17 countries, providing consulting and CRO services and stewarding life science clients through the development and delivery of commercially successful health solutions. In 2015, leveraging SPRIM’s novel vantage point in the life sciences industry and the significant deal flow opportunity such positioning affords SPRIM, Michael founded SPRIM Ventures to invest in biotech and digital health solutions with the potential to create new solutions or products in their categories. SPRIM Ventures partnered with Tikehau Capital (EPA: TKO) in 2017 to launch two healthcare and biotechnology focused venture capital funds: TKS1, which launched in 2018 and TKS2, which launched in 2020. To date, the portfolio companies of these funds have grown to a valuation of more than $200 million. Michael received a Master’s in Biochemistry from Université Paris Descartes, Paris V, a Masters in Political Science and Economics from Institut D’Etudes Politiques Sciences Po Paris, and a PhD from Pharmacology from Pharmacology from Université Paris Descartes, Paris V.

Ivan Jarry has served as our Chief Operating Officer since September 2020. Ivan is the co-founder and a Managing Partner of SPRIM since June 2001. Additionally, since March 2020 he has served as the Chief Executive Officer of ObvioHealth. Over the course of his career, Ivan has created and grown over 40 companies in the health innovation space ranging from consulting practices to CROs, digital health and biotech ventures. A global entrepreneur having lived and worked in 8 countries, Ivan is fluent in 4 languages. Whether for CROs or advisory SPRIM clients or for SPRIM Ventures, Ivan has a proven track in the healthcare field for identifying market gaps and then leading organizations through the different stages of their development to bring relevant products and services to scale quickly and with operational excellence. Ivan’s expertise lies in seeding and then structuring businesses for rapid growth through platform and process scalability, data integration and effective leadership. He has a proven ability to spearhead complex projects and inject capital investment where needed to amplify competitive advantage, while maximizing operating efficiencies. His passion for curating, developing and motivating collaborative teams to create a high performing and enduring culture has translated to significant growth in both revenue (up to 7 times year-over-year) and valuation (more than $200 million over the past 2 years) for the ventures under his leadership. Ivan received his Masters from EDHEC Business School in France.

Albert Hummel has served as our Chief Investment Officer and a member of our board of directors since September 2020. With over 40 years of diverse business and capital markets experience, Al has a history of recognizing valuable business opportunities early on and capitalizing on their intrinsic value, especially in the healthcare market. He has extensive experience in managing research and development projects, as well as managing complex litigation regarding patent rights, contracts and shareholder disputes. Al is currently a Senior Partner of SPRIM, where he has been since 2014. From 2010 to 2013, he was the Chief Executive Officer and President of the formally publicly traded Obagi Medical Products. As Chief Executive Officer and Director of Cobrek Pharmaceuticals, Inc. from 1998 to December 2012, a private, venture-backed company, Al led the company out of near bankruptcy by instituting a system to locate and exploit special market situations within specific drug sectors. The result was a shorter drug discovery process and a reduction in drug development time. Cobrek was acquired by Perrigo Company PLC in 2012. As Chief Financial Officer of Watson Pharmaceuticals Inc. from October 1991 to December 1994, which became Allergan PLC through multiple acquisitions, Al oversaw the firm’s initial public offering and also developed its operations’ funding strategy and was a member of its board for 28 years. He was CEO, President, co-Founder and Board member of Bradley-Hummel & Company, a firm that provided investment banking services in the healthcare, energy, and financial service industries. Al began his career at Merrill Lynch in New York where he served as a Vice President and provided investment banking services to private, corporate and government (US and foreign) clients. Al received a B.S. from St. Joseph’s University and an MBA from Indiana University.

Thomas Fratacci has served as our Chief Financial Officer and Treasurer since September 2020. Thomas has 20 years of experience in corporate finance and business management in B2B environments. He is responsible for all finance functions within SPRIM and SPRIM Ventures. Thomas began his career at Arthur Andersen and KPMG, and participated in the early years of SPRIM’s development, both in Asia and the US. After his accounting firm experience, Thomas spent 8 years within the WPP Group, successfully leading Kantar AV’s consulting activities in France, Italy and Russia, managing a team of 30 plus and improving all performance key performance indicators while scaling up reporting processes and compliance metrics. Since May 2018, Thomas has been the Group Chief Financial Officer at SPRIM Ventures, developing robust business models for all of the key ventures within SPRIM’s portfolio companies, to support the several financing rounds and exits. Prior to SPRIM, from 2015 to 2017 he was a finance and operations independent consultant at Karner Blue. Thomas received his Masters from EDHEC Business School in France.

Bruno Montanari has served as a member of our board of directors since January 2021. Bruno brings to our company a wealth of international experience and network in emerging biotech and life sciences. Currently, Bruno is a partner at Seroba Life Sciences, a leading European venture capital fund based in Dublin, where he has been since 2017. Bruno represents Seroba as a member of the board of directors of Storm Therapeutics Ltd., an RNA epigenetics-focused company in Cambridge, England, as well as a member of the board of directors of Coave Therapeutics S.A., a gene therapy company in Paris, France. He has a background in venture capital and in investment banking, with a focus on the pharmaceutical, biotechnology and medical device industries. Prior to joining Seroba in 2017, Bruno was a Partner at Omnes Capital (Paris), in charge of life sciences investments for the venture capital team, where he held board positions in companies such as Argenx (Nasdaq: ARGX), Poxel (EURONEXT: POXEL), and Themis (acquired by Merck & Co.). His previous venture capital experiences were at Atlas Venture (Paris/London), where he sat on the Board of companies such as Cellzome (acquired by GlaxoSmithKline), Newron (SWX: NWRN), Novexel (acquired by AstraZeneca), and at CDP Capital (Paris/Montreal). Bruno also served as an independent board member of iTeos (Nasdaq: ITOS). He started his career in 1999 in London, in the healthcare team of the investment banking divisions of Deutsche Bank and later Merrill Lynch. We believe he is well qualified to serve on our Board due to his extensive industry, investment research, financial market and related experience.

Paul Bernard has served as a member of our board of directors since January 2021. Paul is a retired Goldman Sachs partner, private investor and non-executive board director. He has lived and worked in Asia for 26 years. During his 19-year career at Goldman from 1990 to 1993 and 1995 to 2011, Paul built Goldman’s market-leading Asia energy and chemicals research franchise and then as Co-Director of Investment Research, built one of the leading investment research teams in Asia. Given his breadth of pan-Asian experience and as a long-serving member of Goldman’s Asia Management Committee, Paul was involved with many of the firm’s strategic growth efforts in Asia. Since retiring from Goldman, Paul has become a successful private investor and valued board member. Paul is a non-executive director of Conrad Petroleum Ltd., Castle European Ltd. and Sandbox Edutainment Holdings Limited. Paul earned a B.A. from the College of the Holy Cross and an MBA from Stanford University. He is a CFA charter holder. We believe he is well qualified to serve on our Board due to his extensive industry, investment research, financial market and related experience.

Aaron Kim has served as a member of our board of directors since January 2021. Aaron is co-founder and Managing Partner of Valparaiso Capital Partners, an Asia-focused private equity firm regionally based in Singapore. He has been with Valparaiso since 2008. Valparaiso invests in Asian businesses and assets that provide institutional investors with specific participation on a direct investment and non-discretionary basis. Valparaiso co-invests, acts as the sponsor of and represents principal investors for each of its projects. With Board level representation, larger investors have included sovereign wealth funds, public and private university endowments, insurance companies, private equity funds, and multi-family offices. Aaron has been involved in private equity principal investing since 1995 in Asia, leveraging his experience in technology, investment banking, and real estate development, including BSL-2 biology and chemistry laboratory facilities. He has directly managed businesses, mergers and acquisitions, construction developments, information technology infrastructure developments, and exits for over $2 billion in transactions. Prior to Valparaiso, he was Executive Director and head of operations at AXA Japan when it acquired Nippon Group Life in 2000 for $2 billion, where he was responsible for IT and operations, as well as business restructuring activities. From 1997 to 1999, he advised the Brunei Investment & Commercial Bank, which is wholly-owned by the Brunei Investment Agency, the nation’s sovereign wealth fund. From 1990 to 1997, he was Vice President at Citibank in New York, Hong Kong and Singapore in corporate finance, advisory and strategic planning roles. Aaron has a Bachelor’s of Science in Business Administration and Masters in Economics from Boston University. He has working fluency in Japanese and Korean, and he is an American national, originally from Menlo Park, California. We believe he is well qualified to serve on our Board due to his extensive industry, investment research, financial market and related experience.

The experience of our directors and executive officers following the Extension and the effectiveness of the Transfer is as follows:

Laxmi Prasad Palaypu, - Mr. Prasad, age 57, will be assuming the role of CEO of the Company, is a director-nominee and has been nominated as Chairman of the Board. He currently serves as the Head of Global Practice and Chairman of the Board of Interups, Inc., a New York City based investment firm, positions which he has held since 2016 and 2019, respectively. He further works with Cow Capital Acquisition Corporation in Atherton, California as Chief Growth Officer and Chairman of the Board since September of 2022. Prior to his time at Interups, Mr. Prasad worked in venture capital at various private equity companies, as well as in tax as an accounting professional. He earned his BCOM in accounting from Osmania University in 1985, his Indian accounting license in 1989, and his US CPA in 1999. Mr. Prasad has significant experience in initial public offerings and financing through private investors, knowledge he brings with him to Biotech Acquisition Company. Further, his wealth of knowledge as a tax and accounting professional provides a unique perspective on financial services and investments.

Jon Paul, MBA - Mr. Paul, age 69, will be assuming the role of CFO of the Company. Mr. Paul has been the CFO of Australis Capital, Inc., an investment firm, in Las Vegas, Nevada since 2021, during which time he focused on restructuring, acquisitions, and hypergrowth associated with the cannabis industry. He was previously the CFO of Plus Products, a consumer products company, out of San Mateo, California from 2018 to 2020, as well as serving as CFO at various companies throughout the Lake Forest, Illinois area from 2000 to 2018. He currently serves on the board of TMC International as treasurer. Mr. Paul earned his BS in Accounting in 1975 from the University of Illinois Champaign, as well as his MBA from Harvard Business School in 1980. Mr. Paul has significant experience in initial public offerings and financing, as well as restructuring, acquisitions, startups, and hypergrowth of small companies. He has focused on a variety of industries during his career but specializes in cannabis and executive growth within the cannabis industry.

Karl Adam Schoene, PhD - Mr. Schoene, age 61, is a director-nominee of the Company and has been nominated to sit on both the Audit and Compensation Committees. He has served as the Senior Vice President of Development and Operations at Codexis Inc., a protein engineering company that develops enzymes for pharmaceutical, food and medical applications, since April 2020, as well as Chairman of Ionic Solutions LLC in Chicago since 2013. Mr. Schoene previously spent three years as CEO and corporate director at Elevance Renewable Services, Inc., a producer of specialty chemicals derived from plant oils, located in Chicago. He graduated from the University of Virginia in 1983 with a Bachelor of Science in Chemistry, and in 1989 with a PhD in Chemistry. Mr. Schoene brings significant experience in fundraising and investor relations, having participated in multiple rounds of debt and equity securities financing throughout his career. With his decades-long experience in renewable energy technology and manufacturing processes, Mr. Schoene brings with him a wealth of knowledge in engineering and manufacturing.

Mark Zorko, CPA, MBA - Mr. Zorko, age 70, is a director-nominee of the Company and has been nominated to Chair the Compensation Committee. He is currently a director on the boards of Westell Technologies and Military Outreach USA, as well as the Chairman of the Board of Modern Mining Technology Corp. Mr. Zorko previously chaired the Nominating and Corporate Governance Committee and from 2009 to 2019 served on both the Audit and Compensation Committees of Perma-Pipe International Holdings, Inc., a firm in the piping solutions industry. He was the interim Chief Financial Officer at a radiation science and services firm Landauer Inc. from June 2014 until April 2015. Mr. Zorko served as the CFO of Steel Excel, Inc., a public energy industry firm, from August 2011 until May 2013. He also served as the President and CEO of SXCL's subsidiary Wells Services Ltd., a Steel Excel business, in 2012 and CFO of DGT Holdings, a medical imaging firm, from 2006 through 2012, all of which are affiliated with Steel Partners Holding, L.P., a publicly traded diversified global holding company. Mr. Zorko was on the Audit Committee for Opportunity International, a microfinance bank, and the Finance Committee for the Alexian Brothers Health System. He received an MBA in IT from the University of Minnesota and a Bachelor of Science in Accounting from The Ohio State University. After completing his MBA, Mr. Zorko began his career as a CPA at Arthur Andersen, and worked his way up via the controllership ranks at Honeywell and Zenith Data Systems in the United States and Europe. He is a Certified Public Accountant and a NACD Board Leadership Fellow and earned the NACD’s CERT Certificate in Cybersecurity Oversight. Mr. Zorko brings with him a wealth of financial, accounting, and financial services knowledge from over three decades of experience as a CPA and CFO, His experience has provided him knowledge relating to debt restructuring, initial public offerings, IT management and implementation, and compliance.

Elizabeth Ann Levy-Navarro, MBA - Ms. Levy-Navarro, age 59, is a director-nominee of the Company and has been nominated to sit on both the Audit and Compensation Committees. Ms. Levy-Navarro has been the corporate advisor of Summit Strategy Advisors, a growth consulting company, since 2018, where she oversees financial management and oversight. She previously spent fifteen years as CEO of Orrington Strategies, providing strategic business services to Fortune 500 companies. She currently serves on three boards: Munich Re for the Americas, Wilshire Mutual Funds, Inc., and Eastside Distilling Company, of which she is the Chairwoman. Ms. Levy-Navarro earned her BBA in marketing from the University of Michigan in 1985, and her MBA in finance from the Wharton School at the University of Pennsylvania in 1989. Specializing in management consulting and marketing, Ms. Levy-Navarro brings significant experience in finance and strategy consulting. Withover two decades of consulting experience, Ms. Levy-Navarro is uniquely qualified to provide strategic support, management consulting, and growth strategies.

Gerald P. O’Connor - Mr. O’Connor, age 71, is a director-nominee of the Company and has been nominated to Chair Compensation Committee. Since 2013, Mr. O’Connor has been a principal at Brentwood Advisory, a business and executive consulting company, supporting companies with interim CFO and project leadership services. Prior to Brentwood, Mr. O’Connor spent seven years as Senior Vice President of Finance and Strategic Planning at Nicor, Inc., a water metering endpoint optimization company. Mr. O’Connor has extensive experience in finance, operations, auditing, and risk management. His significant experience includes leading finance teams for up to $500 million deals and creating end-to-end business process conversion plans for multiple start-ups. Mr. O’Connor is an active angel investor with a wealth of knowledge and experience in investor relations.

Director Independence and Board Committees

Upon appointment of New Management, Laxmi Prasad Palaypu, Karl Adam Schoene, Mark Zorko, Elizabeth Ann Levy-Navarro and Gerald P. O’Connor will be appointed to the Board. The Company believes that each of Karl Adam Schoene, Mark Zorko, Elizabeth Ann Levy-Navarro and Gerald P. O’Connor will be considered independent at such time.

Family Relationships

There are no family relationships among the Company’s existing or incoming directors.

Involvement in Certain Legal Proceedings

During the past ten years, none of our officers, directors, promoters or control persons have been involved in any legal proceedings as described in Item 401(f) of Regulation S-K.

Audit Committee

We have established an audit committee of the board of directors. Upon the appointment of New Management, the audit committee will consist of Karl Adam Schoene, Elizabeth Ann Levy-Navarro and Gerald P. O’Connor, each of whom will be an independent director under the Nasdaq’s listing standards.

Each member of the audit committee is financially literate and our board of directors has determined that Elizabeth Ann Levy-Navarro and Gerald P. O’Connor each qualifies as an “audit committee financial expert” as defined in applicable SEC rules and has accounting or related financial management expertise.

We have adopted an audit committee charter, which details the purpose and principal functions of the audit committee, including:

●	assist board oversight of (1) the integrity of our financial statements, (2) our compliance with legal and regulatory requirements, (3) our independent registered public accounting firm’s qualifications and independence, and (4) the performance of our internal audit function and the independent registered public accounting firm;

●	the appointment, compensation, retention, replacement and oversight of the work of the independent registered public accounting firm and any other auditor engaged by us;

●	pre-approving all audit and non-audit services to be provided by the independent registered public accounting firm or any other auditor engaged by us, and establishing pre-approval policies and procedures;

●	reviewing and discussing with the independent registered public accounting firm all relationships the firm has with us in order to evaluate their continued independence;

●	setting clear hiring policies for employees or former employees of the independent registered public accounting firm;

●	setting clear policies for audit partner rotation in compliance with applicable laws and regulations;

●	obtaining and reviewing a report, at least annually, from the independent registered public accounting firm describing (1) the firm’s internal quality-control procedures and (2) any material issues raised by the most recent internal quality-control review, or peer review, of the firm, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years respecting one or more independent audits carried out by the firm and any steps taken to deal with such issues;

●	meeting to review and discuss our annual audited financial statements and quarterly financial statements with management and the independent registered public accounting firm, including reviewing our specific disclosures under “Management’s Discussion and Analysis of Financial Condition and Results of Operations”;

●	reviewing and approving any related party transaction required to be disclosed pursuant to Item 404 of Regulation S-K promulgated by the SEC prior to us entering into such transaction; and

●	reviewing with management, the independent registered public accounting firm, and our legal advisors, as appropriate, any legal, regulatory or compliance matters, including any correspondence with regulators or government agencies and any employee complaints or published reports that raise material issues regarding our financial statements or accounting policies and any significant changes in accounting standards or rules promulgated by the Financial Accounting Standards Board, the SEC or other regulatory authorities.

Compensation Committee

We have established a compensation committee of the board of directors. Upon the appointment of New Management, the compensation committee will consist of Karl Adam Schoene, Mark Zorko and Elizabeth Ann Levy-Navarro, each of whom will be an independent director under Nasdaq’s listing standards.

We have adopted a compensation committee charter, which details the purpose and responsibility of the compensation committee, including:

●	reviewing and approving on an annual basis the corporate goals and objectives relevant to our Chief Executive Officer’s compensation, evaluating our Chief Executive Officer’s performance in light of such goals and objectives and determining and approving the remuneration (if any) of our Chief Executive Officer based on such evaluation;

●	reviewing and making recommendations to our board of directors with respect to the compensation, and any incentive-compensation and equity-based plans that are subject to board approval, of all of our other officers;

●	reviewing our executive compensation policies and plans;

●	implementing and administering our incentive compensation equity-based remuneration plans;

●	assist management in complying with our proxy statement and annual report disclosure requirements;

●	approving all special perquisites, special cash payments and other special compensation and benefit arrangements for our officers and employees;

●	producing a report on executive compensation to be included in our annual proxy statement; and

●	reviewing, evaluating and recommending changes, if appropriate, to the remuneration for directors.

The charter also provides that the compensation committee may, in its sole discretion, retain or obtain the advice of a compensation consultant, independent legal counsel or other adviser and will be directly responsible for the appointment, compensation and oversight of the work of any such adviser. However, before engaging or receiving advice from a compensation consultant, external legal counsel or any other adviser, the compensation committee will consider the independence of each such adviser, including the factors required by Nasdaq and the SEC.

Nominating and Corporate Governance Committee

We have established a nominating and corporate governance committee of the board of directors. Upon the appointment of New Management, the nominating and corporate governance committee will consist of [●], each of whom will be an independent director under Nasdaq’s listing standards. We have adopted a nominating and corporate governance committee charter, which details the purpose and responsibilities of the nominating and corporate governance committee, including:

●	identifying, screening and reviewing individuals qualified to serve as directors, consistent with criteria approved by the board of directors, and recommending to the board of directors candidates for nomination for appointment at the annual general meeting or to fill vacancies on the board of directors;

●	developing and recommending to the board of directors and overseeing implementation of our corporate governance guidelines;

●	coordinating and overseeing the annual self-evaluation of the board of directors, its committees, individual directors and management in the governance of the company; and

●	reviewing on a regular basis our overall corporate governance and recommending improvements as and when necessary.

The charter also provides that the nominating and corporate governance committee may, in its sole discretion, retain or obtain the advice of, and terminate, any search firm to be used to identify director candidates, and will be directly responsible for approving the search firm’s fees and other retention terms.

We have not formally established any specific, minimum qualifications that must be met or skills that are necessary for directors to possess. In general, in identifying and evaluating nominees for director, the board of directors considers educational background, diversity of professional experience, knowledge of our business, integrity, professional reputation, independence, wisdom, and the ability to represent the best interests of our shareholders. Prior to an initial Business Combination, holders of our public shares will not have the right to recommend director candidates for nomination to our board of directors.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires our executive officers, directors and persons who beneficially own more than 10% of a registered class of our equity securities to file with the SEC initial reports of ownership and reports of changes in ownership of our ordinary shares and other equity securities. These executive officers, directors, and greater than 10% beneficial owners are required by SEC regulation to furnish us with copies of all Section 16(a) forms filed by such reporting persons. Based solely on our review of such forms furnished to us and written representations from certain reporting persons, we believe that during the current fiscal year, all reports applicable to our executive officers, directors and greater than 10% beneficial owners were filed in a timely manner in accordance with Section 16(a) of the Exchange Act.

Executive Officer and Director Compensation

After the completion of an initial Business Combination, directors or members of our management team who remain with us may be paid consulting, management or other fees from the combined company. All of these fees will be fully disclosed to shareholders, to the extent then known, in the tender offer materials or proxy solicitation materials furnished to our shareholders in connection with a proposed Business Combination. It is unlikely the amount of such compensation will be known at the time, because the directors of the post-combination business will be responsible for determining executive and director compensation. Any compensation to be paid to our officers will be determined by our compensation committee.

We are not party to any agreements with our executive officers and directors that provide for benefits upon termination of employment. We are not taking any action to ensure that members of our management team maintain their positions after the consummation of an initial Business Combination.

BENEFICIAL OWNERSHIP OF SECURITIES

The following table sets forth information regarding the beneficial ownership of the Company’s ordinary shares as of the record date based on information obtained from the persons named below, with respect to the beneficial ownership of ordinary shares of the Company, by:

●	each person known by us to be the beneficial owner of more than 5% of our outstanding ordinary shares;

●	each of our current officers and directors;

●	each of our officers and directors that is expected to hold such offices upon approval of the Extension Amendment, expiration of the Waiting Period and effectiveness of the Transfer in accordance with the Transfer Agreement;

●	all current officers and directors as a group; and

●	all officers and directors as a group that are expected to hold such offices upon approval of the Extension Amendment and expiration of the Waiting Period.

As of the record date, there were 28,750,000 ordinary shares, consisting of 23,000,000 Class A ordinary shares and 5,750,000 Class B ordinary shares, issued and outstanding. Unless otherwise indicated, all persons named in the table have sole voting and investment power with respect to all ordinary shares beneficially owned by them.

	Class A Ordinary Shares		Class B Ordinary Shares		Approximate
Name and Address of Beneficial Owner (1)	Number of Shares Beneficially Owned	Approximate Percentage of Class	Number of Shares Beneficially Owned	Approximate Percentage of Class	Percentage of Outstanding Ordinary Shares
Biotech Sponsor LLC (our sponsor) (2)(3)	-	-	5,750,000	100%	20%
Dr. Michael Shleifer	-	-	-	-	-
Albert F. Hummel (4)	-	-	-	-	-
Ivan Jarry (4)	-	-	-	-	-
Thomas Fratacci (4)	-	-	-	-	-
Bruno Montanari (4)	-	-	-	-	-
Paul Bernard (4)	-	-	-	-	-
Aaron Kim (4)	-	-	-	-	-
All directors and executive officers as a group prior to Extension and appointment of New Management (7 individuals) (2)	-	-	5,750,000	100%	20%
All directors and executive officers as a group (6 individuals) after Extension and appointment of New Management	-	-	5,455,000	94.9%	19%

Other 5% Shareholders
Vellar Opportunities Fund Master, Ltd. (5)	1,500,000	6.5%	-	-	5.2%
The Goldman Sachs Group, Inc. (6)	1,194,678	5.2%	-	-	4.2%
Aristeia Capital, L.L.C. (7)	1,149,010	5.0%	-	-	4.0%
Beryl Capital Management LLC	2,039,377	8.9%			7.09%

(1)	Unless otherwise noted, the business address of each of the following entities or individuals is c/o Biotech Acquisition Company, 545 West 25th Street, 20th Floor, New York, NY 10001.

(2)	Interests shown consist solely of founder shares, classified as Class B ordinary shares. Such shares are convertible into Class A ordinary shares on a one-for-one basis, subject to adjustment pursuant to the anti-dilution provisions contained therein.

(3)	Biotech Sponsor LLC, our sponsor, is the record holder of the Class B ordinary shares reported herein. Dr. Michael Shleifer is the current managing member of our sponsor. Consequently, Dr. Shleifer may be deemed the beneficial owner of the shares held by our sponsor and have voting and dispositive control over such securities. Dr. Shleifer disclaims beneficial ownership of any shares other than to the extent he may have a pecuniary interest therein, directly or indirectly.

(4)	Each of these individuals holds a direct or indirect interest in our sponsor. Each such person disclaims any beneficial ownership of the reported shares other than to the extent of any pecuniary interest they may have therein, directly or indirectly.

(5)	According to a Schedule 13G filed on February 16, 2021, Vellar Opportunities Fund Master, Ltd., Cohen & Company Financial Management, LLC, Dekania Investors, LLC, Cohen & Company LLC, Cohen & Company Inc. and Daniel G. Cohen owned 1,500,000 Class A ordinary shares. Cohen & Company Financial Management, LLC and Cohen & Company Inc. are the relevant entities for which Daniel G. Cohen may be considered a control person. The business address of Vellar Opportunities Fund Master, Ltd. is c/o Mourant Governance Services (Cayman) Limited, 94 Solaris Avenue, Camana Bay, PO Box 1348, Grand Cayman KY1-1108, Cayman Islands. The business address of the other reporting persons is 3 Columbus Circle, Suite 2400, New York, NY 10019.

(6)	According to a Schedule 13G filed on February 10, 2022, The Goldman Sachs Group, Inc. and Goldman Sachs & Co. LLC owned 1,194,678 Class A ordinary shares. The business address of the reporting persons is 200 West Street, New York, NY 10282.

(7)	According to a Schedule 13G filed on February 14, 2022, Aristeia Capital, L.L.C. owned 1,149,010 Class A ordinary shares. The business address of the reporting person is One Greenwich Plaza, 3rd Floor, Greenwich, CT 06830.

(8)	According to a Schedule 13G filed on May 16, 2022 on behalf of Beryl Capital Management LLC (“Beryl”), Beryl Capital Management LP (“Beryl GP”), Beryl Capital Partners II LP (the “Partnership”) and David A. Witkin (collectively, the “Filers”). Each Filer disclaims beneficial ownership of our ordinary shares except to the extent of that person’s pecuniary interest therein. Beryl is the investment adviser to the Partnership and other private investment funds (collectively, the “Funds”) and other accounts. Beryl is the general partner of Beryl GP, which is also the general partner of one or more of the Funds. Mr. Witkin is the control person of Beryl and Beryl GP. The Funds hold the ordinary shares for the benefit of their investors, and the Funds and Beryl’s other clients have the right to receive or the power to direct the receipt of dividends from, or the proceeds from the sale of, the ordinary shares. The address of the principal business office of each of these entities and individual is 1611 S. Catalina Ave., Suite 309, Redondo Beach, CA 90277.

The table above does not include the ordinary shares underlying the private placement warrants held by the Sponsor because these securities are not exercisable within 60 days of the record date for the Special Meeting.

HOUSEHOLDING INFORMATION

Unless we have received contrary instructions, we may send a single copy of this Proxy Statement to any household at which two or more shareholders reside if we believe the shareholders are members of the same family. This process, known as “householding”, reduces the volume of duplicate information received at any one household and helps to reduce our expenses. However, if shareholders prefer to receive multiple sets of our disclosure documents at the same address this year or in future years, the shareholders should follow the instructions described below. Similarly, if an address is shared with another shareholder and together both of the shareholders would like to receive only a single set of our disclosure documents, the shareholders should follow these instructions:

●	If the shares are registered in the name of the shareholder, the shareholder should contact us at [●] to inform us of his or her request; or

●	If a bank, broker or other nominee holds the shares, the shareholder should contact the bank, broker or other nominee directly.

WHERE YOU CAN FIND MORE INFORMATION

We file reports, proxy statements and other information with the SEC as required by the Exchange Act. You can read the Company’s SEC filings, including this Proxy Statement, over the Internet at the SEC’s website at http://www.sec.gov.

If you would like additional copies of this Proxy Statement or if you have questions about the proposals to be presented at the Special Meeting, you should contact the Company’s proxy solicitation agent at the following address and telephone number:

Advantage Proxy, Inc.

P.O. Box 13581

Des Moines, WA 98198

Attn: Karen Smith

Toll Free Telephone: (877) 870-8565

Main Telephone: (206) 870-8565

E-mail: ksmith@advantageproxy.com

You may also obtain these documents by requesting them via e-mail from the Company at [●].

If you are a shareholder of the Company and would like to request documents, please do so by [●], 2023, in order to receive them before the Special Meeting. If you request any documents from us, we will mail them to you by first class mail, or another equally prompt means.

ANNEX A

PROPOSED AMENDMENT

TO THE AMENDED AND RESTATED MEMORANDUM AND ARTICLES OF ASSOCIATION

OF BIOTECH ACQUISITION COMPANY

“RESOLVED, as a special resolution, that the Amended and Restated Memorandum and Articles of Association of the Company be amended by the deletion of the existing Article 49.7 in its entirety and the insertion of the following language in its place:

49.7	In the event that the Company does not consummate a Business Combination by 30 months from the consummation of the IPO, or (i) such earlier date as determined by the Board, in its sole discretion, and included in a public announcement or (ii) such later time as the Members may approve in accordance with the Articles, the Company shall:

(a)	cease all operations except for the purpose of winding up;

(b)	as promptly as reasonably possible but not more than ten business days thereafter, redeem the Public Shares, at a per-Share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company (less taxes payable and up to US$100,000 of interest to pay dissolution expenses), divided by the number of then Public Shares in issue, which redemption will completely extinguish public Members’ rights as Members (including the right to receive further liquidation distributions, if any); and

(c)	as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining Members and the Directors, liquidate and dissolve, subject in each case to its obligations under Cayman Islands law to provide for claims of creditors and other requirements of Applicable Law.

BIOTECH ACQUISITION COMPANY

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

FOR THE EXTRAORDINARY GENERAL MEETINGOF SHAREHOLDERS

The undersigned hereby appoints [●] and [●] (each, a “Proxy”) as proxies and attorneys-in-fact, each with full power to act without the other and the power to appoint a substitute to vote the shares that the undersigned is entitled to vote at the extraordinary general meeting of Biotech Acquisition Company (the “Company”) to be held on [●], 2023 at [●], Eastern Time solely over the Internet by means of a live audio webcast at https://www.cstproxy.com/[●], and at any adjournments and/or postponements thereof. Such shares shall be voted as indicated with respect to the proposals listed on the reverse side hereof and in each Proxy’s discretion on such other matters as may properly come before the extraordinary general meeting or any adjournment or postponement thereof.

THE SHARES REPRESENTED BY THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO SPECIFIC DIRECTION IS GIVEN AS TO THE PROPOSALS ON THE REVERSE SIDE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1 AND 2. PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

(Continued and to be marked, dated and signed on reverse side)

Important Notice Regarding the Availability of Proxy Materials for the

Extraordinary General Meeting of Shareholders to be held on [●], 2023:

This notice of meeting and the accompanying Proxy Statement are available at

https://www.cstproxy.com/[●].

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” EACH OF PROPOSAL 1 AND PROPOSAL 2.				Please mark ☒ votes as indicated in this example

Proposal 1 — Extension Amendment Proposal	FOR	AGAINST	ABSTAIN

To amend, by way of special resolution, the amended and restated Memorandum and Articles of Association to extend the date by which the Company must consummate a Business Combination from January 27, 2023 to October 27, 2023 or such earlier date as determined by the board of directors.	☐	☐	☐

Proposal 2 — Adjournment Proposal	FOR	AGAINST	ABSTAIN

To instruct the chairman of the extraordinary general meeting to adjourn the extraordinary general meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the special meeting, there are not sufficient votes to approve the Extension Amendment Proposal.	☐	☐	☐

Date: [●], 2023

Signature

Signature (if held jointly)

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign in full corporate name by duly authorized officer, giving full title as such. If a partnership, please sign in partnership name by authorized person.

A vote to abstain will have the same effect as a vote against proposals 1 and 2. The shares represented by the Proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder(s). If no direction is made, this Proxy will be voted FOR each of proposals 1 and 2. If any other matters properly come before the meeting, the Proxies will vote on such matters in their discretion.

PLEASE SIGN, DATE AND RETURN THE PROXY IN THE ENVELOPE ENCLOSED TO CONTINENTAL STOCK TRANSFER & TRUST COMPANY. THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE ABOVESIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” EACH OF PROPOSAL 1 AND PROPOSAL 2. THIS PROXY WILL REVOKE ALL PRIOR PROXIES SIGNED BY YOU.